Exhibit 99

Forward-Looking Statements

GAAP Disclaimer

2019 PSEG Conference Agenda

A 116 year Newark-based business investing in critical energy infrastructure, providing safe and increasingly clean energy through two strong businesses

Business Mix – investment focus towards utility needs creates a more stable platform

PSEG Investment Platform – outlook increases capital allocation to the utility, addressing infrastructure needs, customer expectations and public policy

PSEG Investment Platform – sustainable over the long term

Climate Strategy – PSEG’s business strategy is climate-focused and aligned with public policy

Climate Strategy – Power’s fleet transformation is addressing climate change

Power Generation Fleet – transformed to be increasingly efficient and environmentally friendly

Customer Focus – Customer’s bills have declined, supporting needed investment in the system

Customer’s bills have declined in absolute terms and relative to customer’s income

Our PSEG focus – day in, day out

PSEG Value Proposition

PSEG realized many regulatory and policy priorities in 2018…

New Jersey is working to balance the interests of its stakeholders while advancing the state’s energy goals

NJ Clean Energy Act sets ambitious energy goals

NJ has advanced its clean energy agenda …

New Jersey realizes broad based benefits from preserving zero carbon nuclear generation …

The facts about NJ’s zero emission certificates …

PSEG advocating for competitive market reforms … process still moving slowly

PSEG is committed to excellence in corporate governance

PSEG Value Proposition

PSE&G

PSE&G’s distribution rate case reasonably concluded

PSE&G’s $11B - $16B investment program focused on reliability, grid modernization and clean energy

Gas Distribution Investments

Energy Strong II: Program Overview as Filed

Energy Strong II: Flood Mitigation Investments

Energy Strong II: Life Cycle Stations

Energy Strong II: Outside Plant Design Standards and Contingency Reconfiguration

Energy Strong II: Grid Modernization

Partnership for a Clean Energy Future (CEF)

CEF: Energy Efficiency Programs

CEF - EE Residential programs

CEF - EE C&I and pilot programs

CEF: Electric Vehicle and Energy Storage Programs

CEF: Energy Cloud Program

Operational Excellence: Safety & Reliability

Operational Excellence: Successfully managing O&M costs

Investments in technology are driving innovative solutions for customers and reducing costs

Customer’s bills will remain in line with inflation, even with inclusion of our active and proposed programs …

PSE&G’s 2019 Net Income benefits from a full year of rate relief and return on investment programs

PSEG LONG ISLAND

PSEG Long Island: Focused on improving customer service and reliability while managing costs

PSEG Long Island continues to drive improvement in performance metrics

Customer Satisfaction: Most improved utility in the U.S.

PSEG Long Island experience brings multiple opportunities

PSE&G Value Proposition

PSEG POWER

Power’s generating assets mainly located in three competitive markets

Sewaren 7 and Keys Energy Center transforming Power into a cleaner, more efficient fleet

Bridgeport Harbor 5 CCGT nearing completion for mid-2019 addition to ISO-NE

Power’s three NJ nuclear plants recently awarded Zero Emission Certificates to help support NJ’s primary supply of zero-carbon electricity

ZECs enable New Jersey to maintain fuel diversity and prevents a rise in harmful air emissions

Power’s Solar Source portfolio adds to our clean, zero carbon generating fleet

NJ Offshore Wind Opportunity – Power has an option to invest in Ørsted’s Ocean Wind Project

Power’s fleet is well-located with access to shale gas production

Power has successfully controlled O&M and continues to drive cost efficiencies to optimize free cash flows

Power’s free cash flow is increasing as O&M is controlled and new CCGTs are completed

Power’s 2019 non-GAAP Operating Earnings

PSEG Power Value Proposition

PSEG FINANCIAL REVIEW & OUTLOOK

Continued strong financial position driven by stable earnings and cash profile

Growth in utility infrastructure investment is expected to drive 4% increase in 2019 non-GAAP Operating Earnings

PSE&G’s capital investment is balanced between T&D spending with clause recoveries

Strong PSE&G cash from operations is complemented by meaningful free cash flow from Power

We have deployed debt capacity to grow our regulated business

Solid credit metrics support additional debt capacity

PSEG deploys capital consistent with its longstanding commitment to sustainability and environmental stewardship

Strategic focus continues to deliver solid results

PSEG Value Proposition

PSEG Meeting Takeaways

PSEG APPENDIX

PSEG’s longer-term outlook is influenced by investment at PSE&G and Power’s hedge position

2019 PSEG EXECUTIVE PROFILES

Reconciliation of Non-GAAP Operating Earnings

Exhibit 99

2019 PSEG Investor Conference • May 29, 2019



NYSE: PEG • NYSE: PEG • NYSE: PEG • NYSE: PEG • NYSE: PEG • NYSE: PEG • NYSE: PEG

PSEG

We make things work for you.

Forward-Looking Statements

Certain of the matters discussed in this presentation about our and our subsidiaries' future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management's beliefs as well as assumptions made by and information currently available to management. When used herein, the words "anticipate," "intend," "estimate," "believe," "expect," "plan," "should," "hypothetical," "potential," "forecast," "project," variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward- looking statements made by us herein are discussed in filings we make with the United States Securities and Exchange Commission (SEC), including our 2018 Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K. These factors include, but are not limited to:

- fluctuations in wholesale power and natural gas markets, including the potential impacts on the economic viability of our generation units;
- our ability to obtain adequate fuel supply;
- any inability to manage our energy obligations with available supply;
- PSE&G's proposed investment programs may not be fully approved by regulators and its capital investment may be lower than planned;
- increases in competition in wholesale energy and capacity markets;
- changes in technology related to energy generation, distribution and consumption and customer usage patterns;
- economic downturns;
- third-party credit risk relating to our sale of generation output and purchase of fuel;
- adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements;
- changes in state and federal legislation and regulations, and PSE&G's ability to recover costs and earn returns on authorized investments;
- the impact of any future rate proceedings;
- risks associated with our ownership and operation of nuclear facilities, including regulatory risks, such as compliance with the Atomic Energy Act and trade control, environmental and other regulations, as well as financial, environmental and health and safety risks;
- the impact on our New Jersey nuclear plants if such plants are not selected to participate in future Zero Emission Certificate (ZEC) programs or if adverse changes are made to the capacity market construct;
- adverse changes in energy industry laws, policies and regulations, including market structures and transmission planning;
- changes in federal and state environmental regulations and enforcement;
- delays in receipt of, or an inability to receive, necessary licenses and permits;
- adverse outcomes of any legal, regulatory or other proceeding, settlement, investigation or claim applicable to us and/or the energy industry;
- changes in tax laws and regulations;
- the impact of our holding company structure on our ability to meet our corporate funding needs, service debt and pay dividends;
- lack of growth or slower growth in the number of customers or changes in customer demand;
- any inability of Power to meet its commitments under forward sale obligations;
- reliance on transmission facilities that we do not own or control and the impact on our ability to maintain adequate transmission capacity;
- any inability to successfully develop, obtain regulatory approval for, or construct generation, transmission and distribution projects;
- any equipment failures, accidents, severe weather events or other incidents that impact our ability to provide safe and reliable service to our customers;
- our inability to exercise control over the operations of generation facilities in which we do not maintain a controlling interest;
- any inability to recover the carrying amount of our long-lived assets and leveraged leases;
- any inability to maintain sufficient liquidity;
- any inability to realize anticipated tax benefits or retain tax credits;
- challenges associated with recruitment and/or retention of key executives and a qualified workforce;
- the impact of our covenants in our debt instruments on our operations; and
- the impact of acts of terrorism, cybersecurity attacks or intrusions.

All of the forward-looking statements made in this presentation are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business, prospects, financial condition, results of operations or cash flows. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this presentation apply only as of the date of this presentation. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even in light of new information or future events, unless otherwise required by applicable securities laws.

The forward-looking statements contained in this presentation are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

GAAP Disclaimer

PSEG presents Operating Earnings and, for PSEG Power, Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) in addition to Net Income reported in accordance with accounting principles generally accepted in the United States (GAAP). Operating Earnings and Adjusted EBITDA are non-GAAP financial measures that differ from Net Income. Non-GAAP Operating Earnings exclude the impact of returns (losses) associated with the Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting and material one-time items. Non-GAAP Adjusted EBITDA excludes the same items as our non-GAAP Operating Earnings measure as well as income tax expense, interest expense and depreciation and amortization. The last three slides in this presentation (Slides A, B and C) include a list of items excluded from Net Income/(Loss) to reconcile to non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA with a reference to those slides included on each of the slides where the non-GAAP information appears.

Management uses non-GAAP Operating Earnings in its internal analysis, and in communications with investors and analysts, as a consistent measure for comparing PSEG's financial performance to previous financial results. Management believes non-GAAP Adjusted EBITDA is useful to investors and other users of our financial statements in evaluating operating performance because it provides them with an additional tool to compare business performance across companies and across periods. Management also believes that non-GAAP Adjusted EBITDA is widely used by investors to measure operating performance without regard to items such as income tax expense, interest expense and depreciation and amortization, which can vary substantially from company to company depending upon, among other things, the book value of assets, capital structure and whether assets were constructed or acquired. Non-GAAP Adjusted EBITDA also allows investors and other users to assess the underlying financial performance of our fleet before management's decision to deploy capital. The presentation of non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA is intended to complement, and should not be considered an alternative to, the presentation of Net Income, which is an indicator of financial performance determined in accordance with GAAP. In addition, non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA as presented herein may not be comparable to similarly titled measures used by other companies.

Due to the forward looking nature of non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA guidance, PSEG is unable to reconcile these non-GAAP financial measures to the most directly comparable GAAP financial measure. Management is unable to project certain reconciling items, in particular MTM and NDT gains (losses), for future periods due to market volatility. Guidance included herein is as of May 29, 2019.



GAAP: Contribution to PSEG Net Income ($ Millions) and Net Income per Share ($/Share)
$3.14
$3.08
$2.96
$2.51
$2.45
$2.99
$3.30
$1.75
$3.10
$2.83
78
62
81
33
36
18
122
6
1,189
1,143
1,109
666
644
760
856
479
365
325
359
521
528
612
725
787
889
973
1,067
(127)
(13)
(20)
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
PSE&G
Power
Enterprise/Other
PSEG Consolidated

These materials and other financial releases can be found on the PSEG website at https://investor.pseg.com. From time to time, PSEG, PSE&G and PSEG Power release important information via postings on their corporate website at https://investor.pseg.com. Investors and other interested parties are encouraged to visit the corporate website to review new postings. The "Email Alerts" link at https://investor.pseg.com may be used to enroll to receive automatic email alerts and/or Really Simple Syndication (RSS) feeds regarding new postings at https://investor.pseg.com/rss.

2019 PSEG Conference Agenda

Presentation	Presenter
Welcome and Introductions	Carlotta Chan
PSEG	Ralph Izzo
Regulatory & Policy Overview	Tamara Linde
Q&A Session	
PSE&G	Dave Daly
Q&A Session	
Break	
PSEG Power	Ralph LaRossa
Q&A Session	
Financial Review & Outlook	Daniel Cregg
Summary and Q&A	
Conference Conclusion	

PSEG STRATEGY:
BUILDING A SUSTAINABLE, FINANCIALLY SOUND ENERGY INFRASTRUCTURE COMPANY


Newark, NJ

Ralph Izzo
CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER


PSE&G Represents
~75% of Non-GAAP Operating Earnings Guidance
$0.08 Increase in Indicative 2019 Common Dividend
Member of Dow Jones Sustainability Index for 11 Years in a Row
Promoting Sound Energy Policy
116 Years Investing in NJ's Critical Infrastructure
5-Year Investment Program Provides Opportunity for 7%-9% CAGR in PSE&G Rate Base
PSEG

A 116 year Newark-based business investing in critical energy infrastructure, providing safe and increasingly clean energy through two strong businesses


PSE&G

Electric & Gas Distribution and Transmission

Strategy: Investments support reliability and customer expectations and are aligned with public policy

Value Proposition: An $11 Billion - $16 Billion infrastructure program expected to produce 7%-9% annual rate base growth through 2023

2018
Assets $31B
Net Income $1,067M


PSEG
Power LLC

Regional Competitive Generation

Strategy: Reliable, highly efficient, carbon-advantaged fleet based on nuclear & new combined cycle gas turbines (CCGTs)

Value Proposition: Provides substantial free cash flow and potential market rule improvements

2018
Assets $13B
Net Income $365M
Non-GAAP Operating Earnings* $502M

ASSETS AND NET INCOME ARE FOR THE YEAR ENDED 12/31/2018. PSE&G AND POWER DO NOT ADD TO TOTAL DUE TO PSEG ENTERPRISE / OTHER ACTIVITY.
*SEE SLIDE B FOR A RECONCILIATION OF NET INCOME TO NON-GAAP OPERATING EARNINGS

PSEG's strategy in action – building on a decade of success

- ✓ **Business mix** – more stable and predictable platform
- ✓ **PSEG investment platform** – broadened and sustainable
- ✓ **Climate strategy** – business and future investments closely aligned with public policy goals and, specifically, New Jersey's initiatives
- ✓ **Power generation fleet** – transformed to highly efficient, environmentally friendly fleet
- ✓ **Cost control** – flat O&M enables realization of utility ROE, generation competitiveness and keeps customer rates down
- ✓ **Customer focus** – safety, reliability, customer satisfaction, and affordability

Business Mix – investment focus towards utility needs creates a more stable platform



Non-GAAP Operating Earnings*
Contribution by Subsidiary
($/share)
$0.00
$1.00
$2.00
$3.00
$3.09
$3.12
$2.74
$2.44
$2.58
$2.76
$2.91
$2.90
$2.93
$3.12
$3.15-$3.35E
20%
27%
38%
43%
47%
52%
53%
60%
65%
67%
~75%
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019E
PSE&G
PSEG Power
Other

PSE&G's earnings are ~75% of PSEG; with >90% of capital in 2019E-2023E allocated to continue utility growth

PSEG

*SEE SLIDES A, B AND C FOR ITEMS EXCLUDED FROM NET INCOME/(LOSS) TO RECONCILE TO NON-GAAP OPERATING EARNINGS FOR PSEG, PSE&G, PSEG POWER AND PSEG ENTERPRISE/OTHER. E=ESTIMATE.

PSEG Investment Platform – outlook increases capital allocation to the utility, addressing infrastructure needs, customer expectations and public policy

PSEG Capital Spending

Capital allocation to PSE&G grows from 77% to over 90%, furthering the shift in the business mix

2014–2018

~$19 Billion


23%
77%
PSE&G
PSEG Power

2019E–2023E*

~$12 - $17 Billion


6%
94%
PSE&G Approved
CEF & ESII**
PSEG Power

*2019E-2023E GRAPHIC REPRESENTS $17B
**CEF - CLEAN ENERGY FUTURE FILING, ES II – ENERGY STRONG II
BOTH CHARTS EXCLUDE SERVICE COMPANY CAPITAL SPENDING WHICH IS LESS THAN $0.3B

PSEG Investment Platform – sustainable over the long term

	2014 - 2018	2019 – 2023	2024 and beyond
PSE&G	Transmission expansion Storm hardening and resiliency Renewable and Energy Efficiency (EE) investments	Upgrade aging infrastructure and transmission Storm hardening and resiliency Clean Energy Legislation • Expanded EE • Electric Vehicle (EV) Infrastructure • Energy Storage • Energy Cloud (EC) – AMI • Renewables • New Technology	Continued infrastructure investment – Gas System Modernization Program (GSMP). Electric reliability and modernization Clean Energy Legislation • Expanded EE • EV infrastructure • Energy Storage • EC– AMI • Renewables • New technology Customer experience - Greater use of technology to enhance 2-way customer communication
Power	New efficient generation and uprates Solar plant acquisitions	Complete final CCGT addition Optimize our fossil generation fleet Consider renewable investments	Consider renewable investments

Investments are aligned with system needs, customer expectations and NJ's Clean Energy agenda.

AMI = ADVANCED METERING INFRASTRUCTURE.

PSEG Investment Platform – PSE&G's investments have driven best in class rate base growth and broadened our platform


PSE&G Rate base growth
$30
$20
$10
$-
($ Billions)
Transmission
Electric Distribution
Gas Distribution
Clean Energy
ES II
CEF
Distribution ~85%
CAGR 2009-2018 11%
5-Year CAGR 7%-9%
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019E
2020E
2021E
2022E
2023E

More balanced and diversified mix

Distribution ~50% *

Transmission ~40%

Clean Energy ~10% *

*INCLUDES CEF AND ES II AS FILED E=ESTIMATE

PSEG

Climate Strategy – PSEG's business strategy is climate-focused and aligned with public policy

PSEG

PSE&G

Focused on safety, reliability, customer satisfaction, affordability and delivering clean energy

- ✓ Clean Energy Future (CEF) filing supports annual energy reduction targets mandated by NJ's Clean Energy Act:
  - 2% for Electric; 0.75% for Gas
  - Opportunity for meaningful investment in EE, EVs and Energy Storage
  - Provides for recovery of lost revenues
- ✓ Infrastructure and modernization filings support reliability, resiliency to storms, customer satisfaction and public policy

PSEG's climate goal is to eliminate 13 million metric tons of CO_2 equivalent emissions by 2030 from 2005 levels

PSE&G's recent CEF filing has the potential to more than double this climate goal

PSEG Power LLC

Generation fleet is increasingly cleaner, more efficient and carbon-advantaged

- ✓ Nuclear fleet produces:
  - 40% of NJ's energy
  - 90% of NJ's carbon free energy
- ✓ 3 new highly efficient combined cycle units join overall CCGT fleet

Climate Strategy – Power's fleet transformation is addressing climate change



PSEG Generation Carbon Emission Intensity vs. PJM and USA
(2005 - 2018)
1,400
1,200
1,000
800
600
400
200
-
CO_2 Intensity (lbs/MWh)
Cleaner
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
PSEG's generation fleet continues to be much less carbon intensive than PJM and USA averages
50% less = ~2.5 million cars
43% decline 2005-2018
Nuclear: Higher capacity factors, and capacity uprates
Coal: Lower capacity factors, and plant retirements
Gas: Increasing efficiency
PSEG
USA Average
PJM Average

2005 IS PSEG'S BASELINE YEAR

Power Generation Fleet – transformed to be increasingly efficient and environmentally friendly


PSEG Power Generation Output by Type (TWh)
70
60
50
40
30
20
10
0
(TWh)
52
~60-62
2009
2019E
Nuclear
Gas
Coal
Solar

Actions to transform fleet

Solar additions through 2018 total 414 MW_{DC}

Coal unit retirements
Hudson & Mercer (1,197 MW)

Old gas/oil unit retirements
(~3,000 MW)

New efficient CCGTs and uprates
1,934 MW

Nuclear continues to operate
with recognition of
zero carbon attributes

EXCLUDES PUMPED STORAGE
2009 GENERATION EXCLUDES SOLD TEXAS ASSETS.
E=ESTIMATE

Cost Control – PSEG's 'always on' strategy focused on continuous improvement and meeting operating targets



PSEG O&M Expense (1)
2009 – 2019E CAGR: (0.3%)
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
($ Billions)
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019E
Power
Distribution
Transmission
Other

Transmission CAGR: 6.3%*

Distribution CAGR: (1.5%)

Power CAGR: (0.0%)

PSEG

(1) EXCLUDES NUCLEAR ARO, EARLY RETIREMENT AND GAIN ON SALE OF HUDSON / MERCER COAL PLANTS, IMPACTS FROM SANDY STORM RECOVERY COSTS AND CERTAIN REGULATORY BALANCE ACCOUNT AND PASS THROUGH ITEMS. INCLUDES NON-OPERATING PENSION AND OPEB AMOUNTS WHICH ARE REPORTED SEPARATELY AND NO LONGER SUBJECT TO CAPITALIZATION EFFECTIVE JANUARY 1, 2018 AS A RESULT OF NEW ACCOUNTING GUIDANCE. E = ESTIMATE *O&M GROWTH DRIVEN BY CAPITAL INVESTMENTS

Customer Focus - PSEG's operating strategy delivers top performance to customers



PSEG OSHA Incident Rate
Better
5.0
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
-
2014
2015
2016
2017
2018
4th Quartile
3rd Quartile
2nd Quartile
1st Quartile
PSEG Result



PSEG Nuclear
INPO Performance Trends
Better
110
100
90
80
70
60
50
2014
2015
2016
2017
2018
1st Quartile
2nd Quartile
3rd Quartile
4th Quartile
PSEG Average



PSE&G SAIDI
Better
350
300
250
200
150
100
50
-
2014
2015
2016
2017
2018
4th Quartile
3rd Quartile
2nd Quartile
1st Quartile
PSE&G Result



PSE&G JD Power
Electric Residential
Better
800
750
700
650
600
550
500
2014
2015
2016
2017
2018
1st Quartile
2nd Quartile
3rd Quartile
4th Quartile
PSE&G Result

Customer Focus – Customer's bills have declined, supporting needed investment in the system

PSE&G Typical Residential Customer Bill

Combined Typical Residential Electric and Gas Customer Bill Comparison 2008 to 2019 with Inflation



$350
$300
$250
$200
$150
$100
$50
$0
Inflation from 2008
$249
~30% lower
$180 Actual
~40% lower than inflation
Dec 2008
May 2019

Cost impact of approved and proposed programs GSMP II, ES II, and CEF over next five years

2% - 3% annual increases, yielding flat bills in real terms

PSEG

NOTE: AVERAGE MONTHLY BILL FOR A TYPICAL RESIDENTIAL ELECTRIC CUSTOMER THAT USES 6,920 KILOWATT-HOURS PER YEAR AND A TYPICAL RESIDENTIAL GAS HEATING CUSTOMER THAT USES 1,040 THERMS PER YEAR. MAY 1, 2019 RATES REFLECT JUNE 1, 2019 BGS-RSCP SUPPLY CHARGES INCLUDING THE RESULTS OF THE 2019 BGS-RSCP AUCTION

Customer's bills have declined in absolute terms and relative to customer's income


PSE&G Electric & Gas Combined Bills*
% of New Jersey Household Income
2009 - 2019
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
4.2%
4.0%
3.7%
3.4%
3.4%
3.3%
3.1%
2.8%
2.6%
2.6%
2.7%
2009**
2010
2011
2012
2013
2014
2015
2016
2017
2018
May 2019
Combined Bill as a % of NJ Median Income

*CUSTOMER BILLS ARE FOR TYPICAL RESIDENTIAL CUSTOMER USING BOTH ELECTRIC AND GAS
**2009 DATA POINT IS DECEMBER 8, 2008

PSEG's commitment to its many stakeholders is widely recognized

Industry

ReliabilityOne™

PA Consulting Mid-Atlantic Region award – for the 17th consecutive year (2018)

Smart Electric Power Alliance

Utility of the Year by SEPA - Solar 4 All (2017)

POWERGRID INTERNATIONAL

Grid Optimization Project of the Year
Energy Strong - Advanced Technologies D-SCADA Program - PSE&G (2018)

Long Island BusinessNEWS

Corporate Citizen of the Year, Large Business – PSEGLI (2017)



Utility Customer Champion
Cogent Reports
2018

Utility Customer Champion among residential customers by Cogent Reports – PSE&G (2018)

Employer

American Cancer Society®

Breast Cancer Walk Highest # of Participants PSEG LI - (2017)

20% by 2020 Women on Boards

Recognized for Diversity by 2020 Women on Boards (2017)

Forbes 2019 The Best Employers for Diversity (Powered by Statista)

America's Best Employers List (2019)

CIANJ

Commerce & Industry Association of NJ award Approved Employer by STEM Jobs (2017)

March of Dimes

March of Dimes Corporate Hero (2017)

Military Friendly MF '18 Award Employer

Military-friendly employer (2018)

Business

Dow Jones Sustainability Index

Named to DJSI North America for the 11th consecutive year (2018)

FORTUNE World's Most Admired Companies 2017

Ranked among electric and gas companies in the United States (2017)

Forbes JUST 2016

America's 100 Best Corporate Citizens (2016)

Opportunity for consistent and sustainable dividend growth


Annual Dividend Per Share
(2009 – 2019E CAGR: 3.5%)
PSE&G 2019 Net Income Guidance Range
PSE&G EPS
($/Share)
$2.40
$2.20
$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$1.33
$1.37
$1.37
$1.42
$1.44
$1.48
$1.56
$1.64
$1.72
$1.80
$1.88*
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019E

PSEG

*INDICATIVE ANNUAL 2019 PSEG COMMON DIVIDEND RATE PER SHARE. E = ESTIMATE

NOTE: ALL FUTURE DECISIONS REGARDING DIVIDENDS ON THE COMMON STOCK ARE SUBJECT TO APPROVAL BY THE BOARD OF DIRECTORS.

Successful execution of PSEG's strategy has been recognized by the market


PSEG Comparative Market Performance
1/3/5 year
Total Shareholder Returns
(For the periods ended April 30, 2019)
One Year
18%
13%
16%
18%
Three Year
44%
52%
34%
35%
Five Year
75%
73%
70%
62%
PSEG
S&P 500
Dow Jones Utilities Average
S&P 500 Utility Index

TOTAL SHAREHOLDER RETURN REPRESENTS SHARE PRICE APPRECIATION PLUS REINVESTED DIVIDENDS PAID TO SHAREHOLDERS

Our PSEG focus – day in, day out

Operational Excellence

- **PSE&G**: 17 consecutive years of recognition as the most reliable utility in the Mid-Atlantic region
- **PSEG Power**: Fleet is more efficient and cleaner
- **PSEG Long Island**: Improved customer service and reliability while managing costs
- **PSEG**: Maintaining focus on safety, cost control and Environmental, Social and Governance issues

Financial Strength

- **2019 non-GAAP Operating Earnings guidance**: \$3.15-\$3.35 per share, +4% from \$3.12 in 2018*
- **Cash flows and business mix**: Support credit ratings and ability to fully fund robust investment pipeline without the need to issue new equity
- **Taxes**: Returning tax benefits to customers
- **Dividend**: Increased indicative common dividend by \$0.08 to \$1.88 per share in February 2019 – the 15th increase in the last 16 years

Disciplined Investment

- **PSEG**: Capital allocation drives shift in business mix
- **PSE&G capital program**:
  - 7%-9% annual rate base growth over 2019E-2023E with investments in Transmission, Electric & Gas Distribution, and Clean Energy
  - Two major filings, ES II and CEF, pending at the NJ Board of Public Utilities (NJBPU)
- **Power**: Capital program is concluding as final CCGT goes live in mid-2019, improving free cash flow thereafter

PSEG

*BASED ON THE MID-POINT OF 2019 NON-GAAP OPERATING EARNINGS GUIDANCE OF \$3.15 TO \$3.35 PER SHARE.
SEE SLIDE A FOR A RECONCILIATION OF NET INCOME TO NON-GAAP OPERATING EARNINGS, SLIDE B FOR RECONCILIATIONS FOR PSEG POWER, AND SLIDE C FOR PSE&G AND PSEG ENTERPRISE/OTHER.

PSEG Value Proposition

Operational Excellence	Financial Strength	Disciplined Investment
Safe, Reliable Operations	**Strong Balance Sheet**	**Aligned with NJ's Energy Policy Goals**

- PSE&G – Delivering on disciplined investments that improve reliability and customer satisfaction and meet NJ's clean energy goals promise and result in rate base and earnings growth
- PSEG Power – Efficient, low-cost, clean fleet advantaged by asset diversity, fuel mix and location
- Focus on providing strong, sustainable returns on invested capital through near-contemporaneous recovery mechanisms and cost control
- 112-year record of paying dividends with opportunity for consistent and sustainable growth

PSEG STRATEGY:
REVIEW OF REGULATORY & POLICY INITIATIVES


Trenton, NJ

Tammy Linde
EXECUTIVE VICE PRESIDENT & GENERAL COUNSEL


Alignment with NJ's energy policy goals
Focus on keeping customer bills as low as possible
Preserving nuclear: NJ's main source of carbon free energy
Getting competitive market rules right
Infrastructure Investment Program supports reliability & resiliency
PSEG

PSEG regulatory and policy review – agenda

- ✓ PSE&G Rate Case Settlement Recap
- ✓ Infrastructure Investment Program Recap
- ✓ NJ Clean Energy Act
- ✓ Zero Emission Certificates
- ✓ Federal Regulatory Activity
- ✓ Governance – ESG

PSEG realized many regulatory and policy priorities in 2018…

Priorities		Results
PSE&G NJ Distribution Base Rate Case	➡	October 2018 settlement produced long-term rate stability for customers
Infrastructure Investment Program Model for GSMP II and future filings	➡	GSMP II settled May 2018 Energy Strong II progressing
Governor Murphy signed Clean Energy Act and Zero Emission Certificates Program into law in 2018	➡	NJBPU awarded ZECs to 3 NJ plants Energy Efficiency filing progressing
Pursuit of fair power market rules: Price formation reform, reserve pricing, carbon pricing & fuel diversity	➡	FERC issued fast-start pricing order Capacity order pending at FERC Other FERC & PJM reforms underway

… and we continue to pursue policies that support investment in critical energy infrastructure, broaden access to energy efficiency and improve the reliability and resiliency of the energy grid.

New Jersey is working to balance the interests of its stakeholders while advancing the state's energy goals

- **Constructive outcome for 2018 distribution base rate case**
  - ✓ First rate review in eight years settled in ten months
  - ✓ Resulted in modest rate reduction; rates essentially flat
  - ✓ ROE of 9.6%; credit supportive equity layer of 54%
  - ✓ Next distribution base rate filing no later than December 2023

- **Streamlined recovery mechanism incentivizes infrastructure investment via IIP**
  - ✓ Infrastructure Investment Program (IIP) recovery mechanism adopted January 2018; foundation for long-term infrastructure programs (up to 5 years) related to safety, reliability and/or resiliency via accelerated recovery of spend over/above baseline
  - ✓ Basis for Gas System Modernization Program (GSMP II) settlement May 2018: $1.9 billion/5 years to replace 875 miles of aging gas distribution infrastructure
  - ✓ Model for Energy Strong II filing for $2.5 billion/5 years for hardening, resiliency and grid modernization

- **Notable items before the NJ Board of Public Utilities**
  - ✓ NJBPU expected to release draft Energy Master Plan (EMP) in June; final by year-end 2019
  - ✓ NJBPU expected to announce results of first NJ offshore wind solicitation
    - Phase 1: Up to 1,100 MW by July 2019
  - ✓ PSEG's Energy Strong II filing pending -- target Q3 2019 resolution
  - ✓ PSEG's Clean Energy Future -- Energy Efficiency filing pending -- target Q3 2019 resolution
    - Pursuing de-coupling to support broader access to achieve NJ energy savings goals

NJ Clean Energy Act sets ambitious energy goals

Energy Policy	Description / Progress to Date	Status
Energy Efficiency (EE)	• Requires electric utilities to reduce energy consumption by 2% and gas utilities to reduce energy consumption by 0.75% from average annual usage over prior 3-year period within 5 years • Opportunity for AMI to play a role post statewide moratorium • Allows utilities to recover "reasonable and prudent costs" including return of and on capital and revenue impact of lost sales	PSE&G CEF-EE & CEF-EC Filings
Renewable Portfolio Standard (RPS)	• Increases percentage of energy to be supplied from renewable energy resources to 50% by 2030 • State goal of 100% Clean Energy by 2050	With NJBPU - EMP
Solar	• Annual solar requirement increases to 4.8% in 2025 before declining to 4.5% in 2026 and 1.1% in 2033 as net metering cap increased to 5.8% from 2.9% • NJBPU developing modifications to lower cost of solar energy/replace SREC program	With NJBPU - EMP
Community Solar	• NJBPU established new rules and regulations for a "Community Solar Energy Pilot Program"	With NJBPU - EMP
Offshore Wind (OSW)	• NJBPU established three phase Offshore Renewable Energy Certificate (OREC) program to develop 3,500 MW of offshore wind by 2030 • Allows OSW projects to receive tax credits from the Energy Development Agency (EDA) • NJ Dept. of Labor directed to develop job training programs to support OSW development	Phase 1 decision due by 7/1/19
Energy Storage	• NJBPU to provide Governor and Legislature with analysis of "energy storage needs and opportunities" • NJBPU has established a process and mechanism to achieving 600 MW of energy storage by 2021 and 2,000 MW by 2030	PSE&G CEF-ES
EV Infrastructure	• Charging stations and related infrastructure for workplace, multi-family and travel corridors	PSE&G CEF-EV

NJ has advanced its clean energy agenda …

New Jersey's clean energy goals include:

- **50%** renewables by 2030
- **100%** clean energy by 2050

Carbon Free Nuclear Energy
- NJBPU ZEC Order
- PSEG Power ZECs preserve 90% source of NJ's carbon free generation

Offshore Wind
- Phase 1 RFP 1,100 MW
- PSEG providing support to NJ offshore wind

Solar
- NJBPU Study Ongoing
- PSE&G is NJ's largest investor in solar

Energy Efficiency
- Pending at NJBPU
- PSE&G CEF-EE

Energy Storage
- NJBPU EMP
- PSE&G CEF-ES

Electric Vehicle Infrastructure
- NJBPU EMP
- PSE&G CEF-EV

… and PSEG's investment strategy is aligned with these objectives.

New Jersey realizes broad based benefits from preserving zero carbon nuclear generation …

- Zero Emission Certificates (ZECs) awarded to Power's three NJ nuclear plants on April 18, 2019, codifying the Legislature's intent to preserve nuclear power plants for their clean air attributes that also benefit jobs, energy cost, and fuel diversity in New Jersey
- NJ electric distribution companies began collecting a $0.004 non-bypassable charge to purchase ZECs from Hope Creek, Salem 1 and Salem 2 units at a cost of ~$10/MWh for a three-year period that extends to May 31, 2022
- Last day to file a legal appeal of the NJBPU ZEC order is June 3, 2019
- The U.S. Supreme Court has denied requests to hear appeals of lower court rulings that affirmed the authority of Illinois and New York to implement their ZEC programs

… and contains significant consumer protections.

The facts about NJ's zero emission certificates ...



Nuclear costs less to preserve than to replace	Studies (Brattle and IHS) estimate the cost to consumers of closing NJ's nuclear plants would exceed $400 million per year. NJ ZECs at ~$10/MWh compare favorably to other energy credits such as solar, which are $200 - $250/MWh and supply less than 5% of NJ's electricity.
Helps prevent harmful air emissions	If New Jersey lost its nuclear generation, greenhouse gas emissions from the electric generation sector would increase by approximately 75%. Hope Creek, Salem 1 and Salem 2 provide over 90% of NJ's carbon free electricity.
PSEG proved financial need	PSEG Nuclear's three applications clearly met the financial need requirements outlined in the ZEC Program law. The ZEC consultant's conclusion failed to follow the ZEC law in their recommendation.
Market revenues alone cannot keep nuclear units viable	ZECs represent a critical stream of revenue recognizing a beneficial environmental attribute. Combined with existing energy and PJM capacity payments, ZECs represent a material financial change enabling the continued operation of NJ's nuclear units. Market price reforms are promising but have uncertain timing, are unpredictable, and insufficient to retain nuclear without ZECs.
Preserves NJ's fuel diversity	Natural gas-fired generation fully replaced the lost nuclear generation when Oyster Creek closed in September 2018, further reducing fuel diversity.

PSEG advocating for competitive market reforms … process still moving slowly

- Energy market/Price formation: Fast-start pricing order approved in April 2019 (initially proposed in 2014) will allow inflexible, fast-start resources to set LMP in PJM and NYISO
- Capacity markets: Awaiting capacity market redesign (MOPR) to address price suppression and mitigation structure for units receiving state support
- Proceeding at FERC to expand definition of resiliency is on hold

- Energy market: PJM made a FERC 206 filing to address reserve pricing to create an Operating Reserve Demand Curve (ORDC) that assigns value to energy reserves as grid needs increase; timing and ultimate implementation are uncertain
- Capacity market: PJM indicated it will hold 2022/2023 RPM on August 14th under old rules; Power expects to bid NJ nuclear units without applying the MOPR
- Renewables: PJM is adapting to state actions that accommodate, support and develop environmentally desirable supply resources: nuclear, wind, solar, and storage

PSEG advocating for competitive market reforms … process still moving slowly

- Energy market: Evaluating a carbon pricing mechanism consistent with the social cost of carbon
- Energy market: FERC Order on fast-start price formation reform directs NYISO to make comprehensive changes to its fast-start pricing practices to be implemented by year-end 2020

- Energy market: Evaluating new products to improve market resilience and fuel diversity
- Capacity market: Evaluating more significant financial assurance requirements for new resources under consideration

- Capacity market: New Jersey has time to consider the best approach to any future changes directed by FERC (for the 2022/2023 energy year and after) to reform the PJM capacity market. Options could include using the existing Basic Generation Service (BGS) mechanism to procure capacity, or pursuing a NJ Legislative solution

PSEG is committed to excellence in corporate governance

- Independence of Board of Directors
  - ✓ New Independent Lead Director, Dr. Shirley Ann Jackson
  - ✓ Independent Committee Chairs and members; all directors are independent other than CEO
- PSEG's directors are diverse in gender, ethnicity, skills and experience
- Three new directors in the last three years bring new perspectives
- Directors engaged in Sustainability and ESG oversight
  - ✓ Active role in long-term strategy, including climate change
  - ✓ Established Sustainability and Corporate Citizenship function reporting to CEO
- Board and executive compensation are aligned with long-term results and stockholders' interests
- CEO is an active member of Chief Executives for Corporate Purpose (CECP) and CEO Act!on for Diversity & Inclusion

PSEG Value Proposition

Operational Excellence
•
Excellence in Regulatory/ Policy Arena

Financial Strength
•
Assuring Balanced Results in Regulatory/ Policy Matters

Disciplined Investment
•
Aligned with NJ's Energy & Environmental Goals

- PSE&G – Delivering on promise for rate base growth through alignment with customer interests and state policy goals
- PSEG Power – Increasingly efficient, clean fleet advantaged by asset diversity, fuel mix and location
- Focus on providing strong, sustainable returns of invested capital reinforced by operational excellence, financial strength and disciplined investment
- 112-year record of paying common dividend with opportunity for consistent, sustainable growth

PSE&G


New Brunswick, NJ

Dave Daly

PRESIDENT & CHIEF OPERATING OFFICER
PUBLIC SERVICE ELECTRIC & GAS

CHAIRMAN OF THE BOARD, PSEG LONG ISLAND

Named Most Reliable Electric Utility in The Mid-Atlantic Region for 17th Consecutive Year



$6.5 Billion of 2018 Revenue

~$1.1 Billion of 2018 Net Income

Supportive State Regulatory Environment

Approved 17 Programs Over Past 11 Years

5-Year Investment Program Provides Opportunity for 7%-9% CAGR in Rate Base

Leader in NJ Clean Energy Investment

PSE&G Strategy: Building a sustainable platform that balances reliability, customer rates and public policy; achieving growth at reasonable returns

- Capital investment program
- Operational excellence
- Customer rates


DISCIPLINED INVESTMENT
ENGAGED WORKFORCE
FINANCIAL STRENGTH
OPERATIONAL EXCELLENCE

PSE&G's distribution rate case reasonably concluded

Key Terms:

- Filed January 2018, Settlement approved November 2018
- 9.6% ROE; 54% Equity rate
- Base revenue recovers our investments and includes ~$50M annual storm amortization
- Tax Adjustment clause returns excess deferred taxes over five years and a portion of accumulated repair deduction
- Effectively flat rates for all customer classes

($ in Millions)	Electric	Gas	Total
Base Revenue	89	123	212
Tax Adjustment Clause	(80)	(145)	(225)
Net Revenue change	9	(22)	(13)

- Must file next distribution rate case no later than December 2023

~$14B investment program delivered benefits to New Jersey and delivered 13% annual compound growth of rate base and 10% growth in earnings


PSE&G Rate Base and Earnings
$20,000
$15,000
$10,000
$5,000
$0
Rate Base
($ Millions)
$1,200
$600
$0
Net Income
($ Millions)
2014
2015
2016
2017
2018
Transmission
Electric Distribution
Gas Distribution
Clean Energy
Net Income

Our rate base is roughly balanced between federal and state jurisdictions

PSEG

PSE&G's $11B - $16B investment program focused on reliability, grid modernization and clean energy

Over 90% of investment receiving contemporaneous or near-contemporaneous regulatory treatment



PSE&G Capital Spending
($ Millions)
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
2019E
2020E
2021E
2022E
2023E
CEF
ES II
Transmission
Electric Distribution
Gas Distribution
Clean Energy
2017-2021 Plan
2018-2022 Plan

INCLUDES AFUDC. HASHED PORTION OF THE CHART REPRESENTS ES II AND CEF FILINGS. E = ESTIMATE

Transmission: ~$5 Billion investment program focused on enhancing reliability and resiliency, and replacing aging infrastructure

PJM's Regional Transmission Expansion Plan (RTEP) identifies system enhancements needed for reliability

- **Reliability Criteria Violations:** upgrades to relieve network overloads
- **Transmission Hardening:** enhancements to system resiliency
- **Transmission Lifecycle:** asset end-of-life replacements to maintain system integrity
- **69kV System:** upgrades for system reliability and capacity for future load growth



Gas Distribution Investments

Gas System Modernization Program (GSMP) focused on modernizing and replacing cast iron and unprotected steel main, resulting in a reduction in methane leaks

GSMP I Program complete - replaced ~450 miles over 3 years for $905 Million

GSMP II program provides for replacement of 875 miles over five years

- $1.9 Billion investment began in 2019
- $1.6 Billion recovered through clause
- Improved terms, with semi-annual recovery
- Creating 750 jobs



Base capital and new business >$1 Billion over five years

Energy Strong II: Program Overview as Filed

Electric	($ M)
Substations - Flood mitigation - Life cycle	$906
Outside Plant Design Standard	$345
Contingency Reconfiguration	$145
Grid Modernization	$107
Total Electric	$1.5B

Gas	($ M)
Resiliency - M&R station expansions - High pressure mains	$704
LNG Facility	$159
M&R Station Lifecycle	$136
Total Gas	$1B

- Compelling value for customers
- Improves reliability and resiliency, modernizes system
- Cost benefit analyses support investment

M&R=METERING & REGULATING
B=BILLIONS

Energy Strong II: Flood Mitigation Investments

Rebuild/Raise 16 Stations Below Flood Elevations as defined by FEMA

Customer Benefits:

- ✓ Significant reduction in widespread outages and restoration time during major events similar to benefits realized from ES I

Old Station Below/New Station Raised Above Flood Elevations


Old – Below Flood Level
New – Above Flood Level

New Equipment Raised Above Flood Elevations



Effectiveness of raised substations has been proven already:
Outages to thousands of customers were avoided during storms in 2018

Energy Strong II: Life Cycle Stations

Prioritized 15 of 84 substations in ES II to improve reliability and operations

INDOOR	OUTDOOR
• 34 Stations	• 50 Stations
• Serving ~270k Customers	• Serving ~234k Customers
• Average Age: 92 years	• Average Age: 62 years
• 4 kV assets	• 4 kV assets – metal enclosed





Energy Strong II: Outside Plant Design Standards and Contingency Reconfiguration

Increased Electric System Resiliency and Hardening

- Spacer cable and pole upgrades
- Increased automation / sectionalizing
- Reclosing devices to replace fuses on branch lines



Spacer cable upgrade reduces damage rate →



Customer Benefits:

- ✓ Reduced outages via sectionalizing and reclosing
- ✓ Reduced damage and outage restoration time during major events
- ✓ Remote communication of network status



Energy Strong II: Grid Modernization

- New **Advanced Distribution Management System (ADMS) and communication network** to improve resiliency in storm events, and to enable PSE&G to meet future grid needs
- **Customer Benefits**:
  - ✓ Storm hardening resulting in faster restoration time during outage events
  - ✓ Enhanced storm damage assessment
  - ✓ Work prioritization and optimization
  - ✓ Supports utility of the future (solar/energy storage)





Energy Strong II: Gas Resiliency and Lifecycle



TENNESSEE 5%
ENBRIDGE 32%
TRANSCO 45%
COLUMBIA 1%
BLEND
ENBRIDGE + TRANSCO
BLEND
TENNESSEE + TRANSCO
17% from Transco and PSE&G Peaking Supplies

- Recent pipeline interruptions highlight curtailment risk and possible extended shut-off for many customers
- Resiliency program targets at-risk areas of the distribution system which is supplied by four major pipelines
- Upgrades to seven M&R stations with aging components and 100 year flood risk

Customer Benefits:

- ✓ Reduced potential customer curtailment
- ✓ Increased supplier diversity in areas currently constrained
- ✓ Enhanced ability to move gas across the service territory
- ✓ Reduced likelihood of gas release due to regulator failure

Partnership for a Clean Energy Future (CEF)

~$3.5 Billion, 6 year investment program filed in January 2019 providing cost-effective and innovative solutions supporting NJ's clean energy goals

- **Energy Efficiency**: Residential and C&I programs to lower energy bills and combat climate change, with lost revenue recovery mechanism
- **Electric Vehicles**: "Smart" electric vehicle infrastructure: residential, workplace, multi-family, travel corridors
- **Energy Storage**: Utility-scale systems to defer additional distribution investment, enable additional solar, and enhance resiliency
- **Energy Cloud – AMI**: Accelerated roll-out of ~2 million electric meters and supporting infrastructure

Program Investment	$ Billions
Energy Efficiency	$2.5
Electric Vehicles	$0.3
Energy Storage	$0.1
Energy Cloud – AMI	$0.6
Investment Total	$3.5

CEF: Energy Efficiency Programs

Investment
$2.5B

Universal access to lower customer bills through a comprehensive suite of EE programs

Other Benefits

Advancement of NJ clean energy goals	**5,000** clean energy jobs
22 million metric tons of CO_2 removed	**3.7** societal cost test score*

EE Subprograms	
Residential Programs $600M	**Commercial and Industrial Programs $1.9B**
Efficient Products	Prescriptive
Income Eligible	Engineered Solutions
Existing Homes	Small Non-Residential Efficiency
Behavioral	Custom Program
New Construction	Street Lighting
Multi-Family	New Construction
K-12 Education	Energy Management
Pilot Programs (8 pilots)	

*SOURCE: PSEG. REPRESENTS THE RELATIVE VALUE OF SOCIETAL BENEFITS INCLUDING, AMONG OTHER THINGS, ENVIRONMENTAL BENEFITS AND ECONOMIC AND EMPLOYMENT BENEFITS, TO PROGRAM COSTS.

CEF - EE Residential programs

Program Name	Summary	Total Investment ($M)
Efficient Products	Rebates and on-bill repayment for HVAC, smart thermostats, appliances, lighting, and other equipment	$290
Income Eligible	Energy audit, direct install of efficient equipment, and broader weatherization / appliance replacement services at no charge	$100
Existing Homes	Rebates and on-bill repayment for energy audit, direct install of efficient equipment, and broader weatherization / appliance replacement services	$100
Behavioral	Data analytics, home energy reports and online energy audits	$50
New Construction	Rebates to builders and owners for meeting EE standards	$30
Multi-Family	Energy audit and direct install of efficient equipment at no charge to tenants	$20
K-12 Education	Curriculum to teach EE and a take-home kit with efficient products	$10
	Total Residential Program Investment	$600M

CEF - EE C&I and pilot programs

Program Name	Summary	Total Investment ($M)
Prescriptive	Rebates and on-bill repayment for more efficient HVAC, lighting, refrigeration, water heaters, air compressors, and other equipment	$615
Engineered Solutions	Provide hospitals, schools, universities, municipalities, apartment buildings and other non-profit /public entities whole-building engineered energy saving solutions	$350
Small Business	Rebates and on-bill repayment for direct-installed EE measures	$345
Custom	Custom incentives for large EE projects, including on-bill repayment	$245
Pilot Programs (8 subprograms)	Efficiency as a Service, Volt-Var Optimization, Smart Home, Emerging Technologies & Approaches, Building Operator Certification, Business Energy Reports, Non-Wires Alternative, Non-Pipes Alternatives	$160
Street Lighting	Replacement of HPS with LED luminaires and smart cities pilots	$150
New Construction	Rebates to builders and owners for meeting EE standards	$25
Energy Management	Retro-commissioning and Strategic Energy Management: optimizing existing systems with little to no equipment upgrades	$10
	Total C&I Program Investment	$1,900M

CEF: Electric Vehicle and Energy Storage Programs

Electric Vehicles

Investment
$261M

EV Infrastructure to facilitate adoption across a broad range of customers and segments

Benefits


PSEG

an electric mile is **70%** cleaner

14 million net metric tons of CO_2 removed

700 clean energy jobs

Energy Storage

Investment
$109M

35 MW to defer distribution investment, enable additional solar, and enhance resiliency

Benefits



Support NJ clean energy goals of **600 MW** by 2021

300 clean energy jobs

CEF: Energy Cloud Program

Investment of $600M in Advanced Metering Infrastructure (AMI) across PSE&G's territory

NJ is one of three states (Rhode Island, W. Virginia) that will have **less than 1%** penetration in 2019 (NY in middle of expanding roll-out)

Customer Benefits
- ✓ Usage transparency/advanced analytics
- ✓ Bill savings via targeted energy efficiency/other services offerings
- ✓ Proactive customer communications during storm events

Grid Operations
- Outage detection and restoration
- Power quality/voltage reduction

Operational Efficiencies
- Meter reading, call center, back office labor
- Reduced theft/bad debt/write-offs

Asset Management
- Advanced analytics and system planning
- Peak shifting/reduced capital costs

AMI Proliferation in the US



AMI meter deployed as percentage of entire meter population
<1%
1%-20%
21%-40%
41%-60%
61%-80%
81%-100%

Source: US Energy Information Administration (EIA) 2017 update to Annual Electric Power Industry Report, Form EIA-861.

NJBPU expected to reassess AMI moratorium in conjunction with response to recent storms and their review of NJ AMI pilot program

Investment program provides opportunity for approximately 7% - 9% compound annual rate base growth



PSE&G Year-End Rate Base
($ Millions)
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
2018
2019E
2020E
2021E
2022E
2023E
9% -
7% -
CEF
ES II
Transmission
Electric Distribution
Gas Distribution
Clean Energy

HASHED PORTION OF THE CHART REPRESENTS ES II AND CEF FILINGS. E = ESTIMATE
CHART EXCLUDES CWIP. YEAR-END 2018 CWIP BALANCE WAS ~$1.2B.

Operational Excellence: Safety & Reliability

Consistently strong safety performance since 2015



OSHA Incident Rate
6.0
5.0
4.0
3.0
2.0
1.0
-
2014
2015
2016
2017
2018
Better
4th Quartile
3rd Quartile
2nd Quartile
1st Quartile
PSE&G Result



OSHA Days Away Rate
100.0
80.0
60.0
40.0
20.0
-
2014
2015
2016
2017
2018
Better
4th Quartile
3rd Quartile
2nd Quartile
1st Quartile
PSE&G Result

PSE&G's System performance, as measured by System Average Interruption Duration Index (SAIDI), has consistently been ranked among the best performers



SAIDI
350
300
250
200
150
100
50
-
2014
2015
2016
2017
2018
Better
4th Quartile
3rd Quartile
2nd Quartile
1st Quartile
PSE&G Result

Operational Excellence: Customer Satisfaction

Achieved residential top quartile performance in 2018

JD Power Residential and Business Scores


JD Power
Electric Residential
Better
800
750
700
650
600
550
500
2014
2015
2016
2017
2018
1st Quartile
2nd Quartile
3rd Quartile
4th Quartile
PSE&G Result


JD Power
Gas Residential
Better
800
750
700
650
600
550
500
2014
2015
2016
2017
2018
1st Quartile
2nd Quartile
3rd Quartile
4th Quartile
PSE&G Result


JD Power
Electric Business
Better
850
800
750
700
650
600
550
500
2014
2015
2016
2017
2018
1st Quartile
2nd Quartile
3rd Quartile
4th Quartile
PSE&G Result


JD Power
Gas Business
Better
850
800
750
700
650
600
2014
2015
2016
2017
2018
1st Quartile
2nd Quartile
3rd Quartile
4th Quartile
PSE&G Result

Operational Excellence: Successfully managing O&M costs



PSEG O&M Expense (1)
2014 – 2019E CAGR = (0.2%)
2014 – 2019E Distribution CAGR = (1.0%)
1,200
1,000
800
600
400
200
-
($ Millions)
2014
2015
2016
2017
2018
2019E
Distribution
Transmission

- Demonstrated ability to control O&M, preserving earnings and returns in a low sales growth environment
- Distribution O&M has remained relatively flat over the period

Cost control actions

- PSE&G is utilizing Best Practices and Continuous Improvement initiatives, including collaborating with Long Island team, to achieve costs savings
- Regular organizational refinement to streamline processes
- Utilization of technology and process change to improve productivity, reducing overtime and construction costs
- Successful management of pension and OPEB

(1) EXCLUDES CERTAIN REGULATORY BALANCE ACCOUNT ITEMS. INCLUDES NON-OPERATING PENSION AND OPEB AMOUNTS WHICH ARE REPORTED SEPARATELY AND NO LONGER SUBJECT TO CAPITALIZATION EFFECTIVE JANUARY 1, 2018 AS A RESULT OF NEW ACCOUNTING GUIDANCE. E=ESTIMATE

Investments in technology are driving innovative solutions for customers and reducing costs

Illustrative projects currently underway :

Voice Computing: PSEG's Alexa skill allows customers to retrieve billing information, make a payment, inquire about their energy usage, and receive savings tips through voice interactions.

Analytics/Machine Learning: New Salesforce customer system integrates data from many sources and leverages Salesforce's *Einstein* solution to anticipate 'next best actions' tailored by customer based on their profile and history.



Robotics: Robotic applications in back office and payments processing areas eliminate manual activities and clerical errors.



Mobility: Field data capture with geo-spatial technologies allows users to quickly view, query, and report on assets on any mobile device; enhances circuit patrol data capture, field asset data search, and damage assessment.



Automation: Location aware applications leverage GPS and Google Earth data for field crews to automate scheduling and dispatch, route optimization, timesheet management, and customer communications.

Customer's bills will remain in line with inflation, even with inclusion of our active and proposed programs ...



Combined Typical Residential Electric and Gas Customer
2024 Average Monthly Bill* Impacts of Projected Program Asks
$250
$200
$150
$100
$50
$0
$176
$180
$205
January 2016
May 2019**
GSMP II
ES II
CEF
2024
Inflation from 2016

- Bills remained flat in real terms from 2016 to 2019, even with inclusion of GSMP I, ES I, 2018 Rate Case and ZECs
- Over the next 5 years, bills are expected to remain flat in real terms, including the impact of GSMP II, and the proposed ES II and CEF programs

... and EE will help lower bills going forward.

PSEG

*AVERAGE MONTHLY BILL FOR A TYPICAL RESIDENTIAL ELECTRIC CUSTOMER THAT USES 6,920 KILOWATT-HOURS PER YEAR AND A TYPICAL RESIDENTIAL GAS HEATING CUSTOMER THAT USES 1,040 THERMS PER YEAR. **MAY 2019 RATES REFLECT JUNE 1, 2019 BGS-RSCP SUPPLY CHARGES INCLUDING THE RESULTS OF THE 2019 BGS-RSCP STATEWIDE AUCTION.

PSE&G's 2019 Net Income benefits from a full year of rate relief and return on investment programs



PSE&G Net Income
($ Millions)
$973
$1,067
$1,200 – $1,230E
2017
2018
2019 Guidance

PSEG LONG ISLAND


West Islip, NY

PSEG Long Island: Focused on improving customer service and reliability while managing costs

- 6th year of 12-year contract (with option to extend 8 years)
- 2018: Earned $0.10 per share*
  - ✓ Fixed fee of $65 Million/year, escalated for CPI
  - ✓ Incentive opportunity of 15%
  - ✓ PSEG Power has ~$20 Million/year energy management/fuel supply/ risk management contract



PSEG
LONG ISLAND

- Focused efforts on safety, reliability, customer satisfaction and stakeholder relationships
- Meeting operational and financial expectations
- Realized >95% of incentive payments from 2014-2018

*INCLUDES RESULTS FOR PSEG LI OSA AND MANAGEMENT OF FUEL SUPPLIES BY PSEG POWER.

PSEG Long Island continues to drive improvement in performance metrics



OSHA Incidence Rate
Better
3
2
1
0
2.80
2.33
1.47
1.12
1.58
OSA 1.79
2014
2015
2016
2017
2018
JD Power Residential Satisfaction
Better
800
600
400
200
0
532
584
610
662
680
OSA 672
2014
2015
2016
2017
2018
SAIFI
Better
1.2
0.9
0.6
0.3
0.0
0.72
0.84
1.11
0.95
0.86
OSA 0.92
2014
2015
2016
2017
2018
CAIDI
Better
120
90
60
30
0
82
79
68
69
76
OSA 85
2014
2015
2016
2017
2018

OSA = OPERATING SERVICES AGREEMENT BETWEEN PSEG LONG ISLAND AND LIPA SETTING BENCHMARK INCENTIVE LEVELS.

Customer Satisfaction: Most improved utility in the U.S.



JD Power - Residential
2018 vs. 2013 (100+ Point Improvement Club)
Better
161
141
125
118
115
114
113
109
108
107
106
105
104
103
103
102
101
100
100
PSEG Long Island
Utility #2
Utility #3
Utility #4
Utility #5
Utility #6
Utility #7
Utility #8
Utility #9
Utility #10
Utility #11
Utility #12
Utility #13
Utility #14
Utility #15
Utility #16
Utility #17
Utility #18
Utility #19



Residential Satisfaction
Better
800
600
400
200
0
519
532
584
610
662
680
2013*
2014
2015
2016
2017
2018



Business Satisfaction
Better
800
600
400
200
0
525
595
631
689
710
724
2013*
2014
2015
2016
2017
2018

*PRE-PSEG LONG ISLAND CONTRACT

PSEG Long Island experience brings multiple opportunities

- **Best practices shared between utilities and common technology and processes utilized as appropriate**
  - Leveraging economies of scale
  - PSEG Long Island began AMI roll-out in 2019; PSE&G expects to roll-out AMI in the future
  - Rotational and development opportunities for staff
- **Service model has potential for other opportunities**

PSE&G Value Proposition

Operational Excellence
- Recognized for the 17th year as the Most Reliable Utility in the Mid-Atlantic region

Financial Strength
- Clause Based Investment Recovery of Major Capital Programs

Disciplined Investment
- Capital Program of $11B–$16B Provides Opportunity for 7%-9% Projected Rate Base Growth through 2023

- Highly reliable, electric and gas transmission and distribution utility
- Infrastructure investment programs focused on reliability and resiliency, customer satisfaction, renewable energy and energy efficiency and public policy goals
- Rate base diversified between state and FERC jurisdictions
- Supportive regulatory recovery mechanisms
- Opportunity for 7%-9%, five-year annual growth in Rate Base; with view to continuing over the long-term
- Customer bills manageable with program increases equal to inflation levels

PSEG POWER


Camden, NJ

Ralph LaRossa

PRESIDENT & CHIEF OPERATING OFFICER
PSEG POWER


Cleaner, More Efficient Fleet of Flexible Assets
Free Cash Flow Improves with Completion of Construction Program
414 MW
of Solar Under Long-Term Contracts
Preserving Nuclear Generation as a Zero-Carbon Resource
12,081 MW
2023E Generating Capacity
PSEG

Power's generating assets mainly located in three competitive markets


New York ISO
Bethlehem Energy Center (BEC)
Bridgeport (incl. Bridgeport 5, under construction)
New Haven
ISO New England
Yards Creek
PJM
Keystone
Conemaugh
Peach Bottom
Bergen
Kearny
Essex
Linden
Sewaren
Burlington
Hope Creek
Salem
Keys Energy Center


Kalaeloa
S = Solar

Solar Source assets:
- Solar (414 MW_{DC} /325 MW_{AC})

- Major assets located near key load centers
- Nearing completion of construction program of three new, highly efficient combined-cycle units
- Positioned to benefit from market volatility

Power's fleet transformed with focus on improvement in efficiency and reduced carbon footprint


Additions
Kearny 13/14 - 267 MW
New Haven 2-4 - 129 MW
Solar Assets - 40MW
Solar Assets
19 MW
Linden AGP Uprate - 63 MW
Solar Assets - 21 MW
Solar Assets - 38 MW
Peach Bottom EPU Uprate - 130 MW
Bergen 2 AGP Uprate - 31 MW
Solar Assets
178 MW
Solar Assets - 89 MW
BEC AGP Uprate - 33 MW
Keys Energy Center - 761 MW
Sewaren 7 - 538 MW
Peach Bottom MUR Uprate - 34 MW
Bridgeport Harbor 5
485 MW
BEC AGP Uprate - 23 MW
Solar Assets - 53 MW
Heat Rate
Optimization
Initiatives
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Kearny 10 (122 MW)
Kearny 11 (128 MW)
Burlington 9 (184 MW)
Kearny 9 (21 MW)
HEDD Units
(1,545 MW)
Hudson 2 (565 MW)
Mercer 1/2 (632 MW)
Sewaren 1-4
(445 MW)
Bridgeport Harbor 3
(383 MW)
Retirements

PSEG

YEAR TO YEAR VARIANCES IN UNIT CAPACITY RATINGS MAY IMPACT OVERALL FLEET SIZE

Sewaren 7 and Keys Energy Center transforming Power into a cleaner, more efficient fleet


Hudson

2017 Retirements


Mercer


Sewaren 7

- Commercial Operation June 2018
- 1x1 dual fuel (natural gas & ultra-low sulfur diesel) combined cycle
- 538 MW plant in New Jersey
- Heat rate: 6,510 Btu/KWh
- Increased existing CCGT Fleet +16%
- GE blade replacement complete

2018 Additions of New Combined Cycle Units


Keys Energy Center

- Commercial Operation July 2018
- 2x1 natural gas combined cycle
- 761 MW plant in Maryland
- Heat rate: 6,930 Btu/KWh
- Increased existing CCGT Fleet +23%

	Hudson /Mercer	Sewaren 7/Keys
Capacity (MW)	1,197 MW	1,299 MW
Capacity Factor	< 5%	75% - 80%
Heat Rate (Btu/KWh)	10,500 – 11,500	6,500 – 6,900
Generation (GWh)	200 – 300 GWh	8,500 – 9,000 GWh

Bridgeport Harbor 5 CCGT nearing completion for mid-2019 addition to ISO-NE


Bridgeport Harbor 5

- 1x1 dual fuel (natural gas & ultra-low sulfur diesel) combined cycle
- 485 MW plant in Bridgeport, Connecticut

Outlook

- Completing construction on the existing PSEG Bridgeport Harbor site
- Leveraging existing infrastructure
- GE blade replacement complete
- Located in SW Connecticut load pocket
- Seven year capacity price lock
- Heat rate: 6,530 Btu/KWh

Bridgeport Harbor 3 (383 MW Coal) will retire in 2021

Power's fleet is transitioning to be more efficient, productive and clean


Fleet Emissions lbs/MWh
0.40
0.30
0.20
0.10
0.00
900
800
700
600
500
400
2015
2023E
Better
NOx lbs/MWh
SO2 lbs/MWh
CO2 lbs/MWh


Fleet O&M ($/MWh)
$22
$21
$20
$19
$18
2015
2023E
Better


Combined Cycle Average Heat Rate
7,600
7,500
7,400
7,300
7,200
7,100
7,000
2015
2023E
Better


Fossil Fleet Average Age
34
31
28
25
22
19
2015
2023E
Better

E = ESTIMATE

Power's three NJ nuclear plants recently awarded Zero Emission Certificates to help support NJ's primary supply of zero-carbon electricity

- ✓ An important carbon-free source of power for the state of New Jersey
- ✓ Prevents a significant rise in environmentally damaging air emissions
- ✓ Preserves fuel diversity for the state
- ✓ Saves New Jersey electricity customers hundreds of millions of dollars in what would have been higher energy costs
- ✓ Thousands of jobs saved

ZECs enable New Jersey to maintain fuel diversity and prevents a rise in harmful air emissions

Impact of Oyster Creek Nuclear Retirement on Increases in Gas-Fired Generating Sources

	Nov '17 - Feb '18		Nov '18 - Feb '19		
	TWh	Share of Total NJ Generation	TWh	Share of Total NJ Generation	Change in share of Total NJ Generation
Gas	10.0	42.8%	11.9	51.7%	8.8%
Nuclear	11.7	50.4%	9.8	42.7%	(7.7%)

New Jersey's clean energy goals include 100% clean energy by 2050

PSEG

SOURCE: HTTPS://WWW.EIA.GOV/ELECTRICITY/MONTHLY/INDEX.PHP

Power's Solar Source portfolio adds to our clean, zero carbon generating fleet

PSEG Solar Source Portfolio (MW_{DC})



10
63
74
34
45
13
4
11
2
12
13
15
103
15



414
MW
DC

PSEG Power has invested ~$800 Million in 23 projects in 14 states totaling 414 MW_{DC}







NJ Offshore Wind Opportunity – Power has an option to invest in Ørsted's Ocean Wind Project

Ørsted is one of three bidders in New Jersey's Phase 1 RFP for Offshore Wind Renewable Energy Certificates

OREC Application Process:

- Ocean Wind submitted application to NJBPU 12/28/18 with support of PSEG
- OREC Application Evaluation Window – 1/28/2019 – 6/26/2019
- NJBPU Staff Provided Recommendations to the Board – May 2019
- NJBPU Board Decision – expected 6/21/19

MOU with Ørsted:

- Right to acquire equity interest in the project
- Agreement to negotiate to provide energy management services and land lease for project development



PSEG Power provides stable gross margin



2019 – 2021
Gross Margin
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
65% - 70% of gross margin hedged over next three years
Margin
Capacity Margin
Energy Margin
Power Ventures
ZEC Payment
Unhedged

- Expected three year cumulative gross margin over $6 billion from 2019 to 2021
- ZEC revenues approved through May 2022
- Approximately $1.8 billion locked in via capacity auctions through May 2022

Stable Gross Margin - Capacity markets provide a solid and continuing revenue stream in PJM

PJM's RPM Auction Results*

Delivery Year	2018/2019	2019/2020	2020/2021	2021/2022
Power's Average Prices ($/MW-day)	$205	$115	$170	$178
RTO Prices ($/MW-day)	$165/$150 (CP/Base)	$100/$80 (CP/Base)	$77 (CP)	$140 (CP)
Power's Cleared Capacity (MW)	9,200	9,000	8,100	7,700

PJM Capacity Revenue



Capacity Price ($/MW-day)
$250
$200
$150
$100
$50
$-
$700
$600
$500
$400
$300
$200
$100
$-
2018
2019E
2020E
2021E
Revenue ($M) [Right Axis]
Calendar weighted avg price ($/MW-day)

RPM auctions include 100% Capacity Performance and will be informed by changes in:

- Net CONE
- PJM Parameters
- Load Forecasts
- Demand Response Rules
- Environmental Regulations
- FERC Market Reforms

PJM Calendar Weighted Average Price



($/MW-day)
$250
$200
$150
$100
$50
$-
2018
2019E
2020E
2021E
Power
RTO

*PSEG POWER'S AVERAGE PRICES AND CLEARED CAPACITY (MW) REFLECT BASE AND INCREMENTAL AUCTIONS. DELIVERY YEARS RUN FROM JUNE 1 TO MAY 31 OF THE NEXT CALENDAR YEAR. E=ESTIMATE

Stable Gross Margin - Capacity markets provide a solid and continuing revenue stream in ISO NE

ISO New England's Forward Capacity Market Auction Results*

Delivery Year	2018/2019	2019/2020	2020/2021	2021/2022	2022/2023
Power's Average Prices ($/MW-day)	$314	$231	$195	$192	$179
Power's Cleared Capacity (MW)	820	1,330	1,330	950	950

Power's average price reflects Bridgeport Harbor 5, which cleared the 2019/2020 auction at $231/MW-day for seven years, with escalations based on Handy-Whitman Index

ISO NE Capacity Revenue



Capacity Price ($/MW-day)
$300
$250
$200
$150
$100
$50
$-
$140
$120
$100
$80
$60
$40
$20
$-
2018
2019E
2020E
2021E
2022E
Revenue ($M) [Right Axis]
Calendar weighted avg price ($/MW-day)

ISO NE Calendar Weighted Average Price



($/MW-day)
$300
$270
$240
$210
$180
$150
$120
2018
2019E
2020E
2021E
2022E
Power
Rest of Pool

*PSEG POWER'S AVERAGE PRICES AND CLEARED CAPACITY (MW) REFLECT BRIDGEPORT HARBOR 5 TARGETED ADDITION IN MID-2019 AND THE ANNOUNCED RETIREMENT OF BRIDGEPORT HARBOR 3 IN THE SUMMER OF 2021. DELIVERY YEARS RUN FROM JUNE 1 TO MAY 31 OF THE NEXT CALENDAR YEAR. E=ESTIMATE

Stable Gross Margin - Hedging strategy is designed to mitigate risk and secure free cash flow

		May - Dec 2019	2020	2021
Base Load (Nuclear and Base Load Coal)	Volume TWh	23	36	36
	% Hedged	100%	90-95%	40-45%
	Price $/MWh	$38	$39	$40
Intermediate Coal, Combined Cycle, Peaking	Volume TWh	19-21	24-26	24-26
	% Hedged	60-65%	0%	0%
	Price $/MWh	$38	–	–
Total	Volume TWh	42-44	60-62	60-62
	% Hedged	80-85%	50-55%	25-30%
	Price $/MWh	$38	$39	$40

PSEG

HEDGE PERCENTAGES AND PRICES AS OF APRIL 30, 2019 AND REFLECT REVENUES OF FULL REQUIREMENT LOAD DEALS BASED ON CONTRACT PRICE, INCLUDING RENEWABLE ENERGY CREDITS, ANCILLARY, AND TRANSMISSION COMPONENTS BUT EXCLUDING CAPACITY. HEDGES INCLUDE POSITIONS WITH MTM ACCOUNTING TREATMENT AND OPTIONS

Power's fleet is well-located with access to shale gas production

Pipeline Takeaway Capacity Growth 2018-2022E



Total Expected Capacity Growth of 15.7 BCF
New England 0.4 bcf/d
NJ/NY 1.7 bcf/d
Midwest 3.8 bcf/d
Southeast 5.8 bcf/d
Gulf Coast 4.0 bcf/d

- Significant number of new pipelines in the 2018/2019 time period
- Gas production and pipeline takeaway capacity are more balanced than in recent years
- PSEG Power procured approximately 450 BCF in 2018 with approximately 50% going towards PSE&G's utility gas customer usage
- PSEG Power's gas for PJM generation was ~100 BCF in 2018, of which ~65% was supplied by Northeast shale gas
- Keys Energy Center reduces the overall Power shale gas percentage

Transco Z6 to Leidy Basis



$4.00
$3.00
$2.00
$1.00
$0.00
$/MMBtu
2014
2015
2016
2017
2018
2019F

- Differential between Leidy and Transco Z6 has narrowed considerably
- The benefit of lower priced shale gas to Power's fleet has declined with the narrowing
- Forward variability still influenced by availability of takeaway capacity and production levels

Power has successfully controlled O&M and continues to drive cost efficiencies to optimize free cash flows

Power O&M Expense [(1)]
2014 – 2019E CAGR: (2.0%)



($ Millions)
$1,000
$500
$0
2014
2015
2016
2017
2018
2019E

Power O&M Expense $/MWh



($/MWh)
$22
$21
$20
$19
$18
$17
2014
2023E
Better

Retirement of high cost, low capacity factor units and replacement with higher efficiency, high capacity factor units will continue to lower cost

PSEG

[1] EXCLUDES NUCLEAR ARO, EARLY RETIREMENT AND GAIN ON SALE OF HUDSON / MERCER COAL PLANTS AND IMPACTS FROM SANDY STORM RECOVERY COSTS. INCLUDES NON-OPERATING PENSION AND OPEB AMOUNTS WHICH ARE REPORTED SEPARATELY AND NO LONGER SUBJECT TO CAPITALIZATION EFFECTIVE JANUARY 1, 2018 AS A RESULT OF NEW ACCOUNTING GUIDANCE.E=ESTIMATE

Power's capital needs will decline following completion of construction, enhancing free cash flow


Power Capital Investment
($ Millions)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2016
2017
2018
2019E
2020E
2021E
2022E
2023E
Maintenance
Environmental / Regulatory
Growth

E=ESTIMATE
EXCLUDES NUCLEAR FUEL AND INCLUDES IDC

Power's free cash flow is increasing as O&M is controlled and new CCGTs are completed



$1,500
$750
$0
($750)
($1,500)
($ Millions)
2016
2017
2018
2019E**
Adjusted EBITDA*
CapEx

CAPEX EXCLUDES NUCLEAR FUEL AND INCLUDES IDC E=ESTIMATE
*SEE SLIDE B FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO NON-GAAP ADJUSTED EBITDA.
**BASED ON THE MID-POINT OF 2019 NON-GAAP ADJUSTED EBITDA GUIDANCE OF $1,030M TO $1,130M

Power's 2019 non-GAAP Operating Earnings


PSEG Power (non-GAAP) Operating Earnings*
($ Millions)
$505
$502
$395 – $460E
2017
2018
2019 Guidance

2019E Adjusted EBITDA Guidance $1,030M - $1,130M

* SEE SLIDE B FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO NON-GAAP OPERATING EARNINGS E =ESTIMATE

PSEG Power Value Proposition

Operational Excellence
•
Diverse and Efficient Fleet in Advantaged Locations

Financial Strength
•
Strong Balance Sheet Investment grade credit ratings

Disciplined Investment
•
Strong and Improving Free Cash Flow

- Well-positioned fleet of merchant generating assets in competitive markets
- Addition of 1,800 MWs of new, efficient, flexible CCGTs transforms the portfolio
- Significant, recurring capacity revenues
- Hedging strategy protects value of assets, provides stable returns and free cash flow
- Received fair compensation for zero-carbon and fuel diversity attributes of nuclear capacity
- Low capital requirements
- Promoting sound energy policy and market reforms

PSEG
FINANCIAL REVIEW & OUTLOOK


Hoboken/Jersey City, NJ

Dan Cregg

EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER


112
Years
of Paying a
Common
Dividend
PSE&G Represents
~75% of Non-GAAP
Operating Earnings Guidance
$0.08 Increase in
Indicative 2019
Common Dividend
Free Cash Flow Improves
Following Completion of
CCGT Construction
Strong Free Cash Flow
Enables Funding of
Capital Program
Without Need To Issue
Equity
5-Year Investment
Program Provides
Opportunity for
7%-9% CAGR in
PSE&G Rate Base
PSEG

Focus on regulated growth and optimizing Power's cash flow

PSE&G

Strong business position

- ✓ PSE&G $19 billion of 2018 YE rate base is balanced between transmission & distribution
- ✓ Next base rate review not required before 2023
- ✓ GSMP II investing is critical energy infrastructure

Opportunities for growth

- ✓ Rate base growth forecasted at 7% to 9% annually for next five years
- ✓ Energy Strong II pending
- ✓ CEF-EE decision pending
- ✓ Clean Energy Future programs to broaden access to EVs, Energy Storage & Smart Meters

PSEG Power LLC

Strong business position

- ✓ Best-in class CCGT additions in PJM and CT
- ✓ Low cost, efficient, and flexible fleet
- ✓ Awarded ZECs for NJ nuclear units, preserves fuel diversity and favorable carbon footprint

Opportunities for growth

- ✓ Bridgeport Harbor 5 in-service starts 7-year lock of capacity payments at $231/MW-day
- ✓ Completion of CCGT construction program improves Power's free cash flow
- ✓ FERC and PJM market reforms underway

PSEG

Strong business position

- ✓ Regulated operations contributing 75% of PSEG's forecasted 2019 non-GAAP Operating Earnings
- ✓ Strong PSEG credit ratings (Baa1/BBB+)
- ✓ PSEG generation fleet is significantly less carbon intensive than PJM and USA averages

Opportunities for growth

- ✓ Over 90% of 5-year capital spending program directed to utility investment
- ✓ Balance Sheet supports PSE&G growth without need for new common equity issuance
- ✓ Opportunity for consistent and sustainable growth in the common stock dividend

Continued strong financial position driven by stable earnings and cash profile

Investment

- PSE&G's $11 to $16 Billion infrastructure program has near contemporaneous returns for ~90% of spending
- Power's construction program nearing completion

Earnings

- 2019 non-GAAP Operating Earnings guidance up 4% from $3.12 in 2018*
- PSE&G investments expected to produce 7% to 9% annual rate base growth through 2023

Dividends

- Increased 2019 indicative common dividend by $0.08 to $1.88 per share in February 2019 – the 15th increase in the last 16 years
- Opportunity for consistent and sustainable dividend growth

Cash Flow and Credit Metrics

- Cash flows and business mix support credit ratings and ability to fully fund robust investment pipeline without the need to issue equity

*BASED ON THE MID-POINT OF 2019 NON-GAAP OPERATING EARNINGS GUIDANCE OF $3.15 TO $3.35 PER SHARE. SEE SLIDE A FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO NON-GAAP OPERATING EARNINGS.

Growth in utility infrastructure investment is expected to drive 4% increase in 2019 non-GAAP Operating Earnings


PSEG non-GAAP Operating Earnings
($/Per Share)
$3.12
$13M
PSE&G
$1,067M
Power
$502M
2018
$3.15 to $3.35E*
$5M-$10M
PSE&G
$1,200M
to
$1,230M
Power
$395M to $460M
2019E
– Distribution rate case completed at 54% equity with a 9.6% ROE
– Tax flow back reduces deferred federal income taxes and increases rate base
– Re-contracting at lower prices
– Lower capacity revenues beginning June 2019
– ZEC revenues began April 2019
– Increased generation volumes from new units
– Higher interest expense from absence of IDC
PSE&G
PSEG Power
PSEG Enterprise/Other

*BASED ON 2019 NON-GAAP OPERATING EARNINGS GUIDANCE OF $3.15 TO $3.35 PER SHARE. M = MILLIONS
SEE SLIDE A FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO NON-GAAP OPERATING EARNINGS; SLIDE B FOR A RECONCILIATION OF NET INCOME TO OPERATING EARNINGS FOR PSE&G AND PSEG POWER; AND SLIDE C FOR PSEG ENTERPRISE/OTHER. E= ESTIMATE.

PSE&G's capital investment is balanced between T&D spending with clause recoveries

PSE&G
2019E – 2023E Capital Spending

PSE&G Capital:
- Represents ~90% of PSEG capital
- Receives ~90% near contemporaneous return



~$5.0B
~$2.9B
~$3.1B
~$5.1B
~$11B - 16B
Transmission
Distribution Maintenance
Distribution Growth
Filed CEF & ES II
PSE&G

CAPITAL INCLUDES AFUDC
HASHED PORTION OF THE CHART REPRESENTS ES II AND CEF PROGRAMS AS FILED E=ESTIMATE

PSE&G has a proven track record of identifying new opportunities to grow rate base


PSE&G 2019 Rate Base Forecast
From Prior Annual Financial Conferences
($ Billions)
$20
$10
$0
$20.3B - $20.4B
2019 in 2015
2019 in 2017
2019E

Strong PSE&G cash from operations is complemented by meaningful free cash flow from Power


PSEG Consolidated
2019E – 2023E Sources and Uses of Cash
PSE&G Cash from Operations(1)
PSE&G Net Debt(2)
Dividend to Parent
PSE&G Cash From Investing(1)
PSE&G Net Debt(2)
Power FCF
PSE&G Cash from Operations(1)
Other
PSE&G Cash From Investing(1)
Shareholder Dividend
Sources
Uses
PSE&G
Sources
Uses
PSEG

1) ADJUSTED TO SHIFT CUMULATIVE CLEAN ENERGY CAPITAL SPENDING AND COST OF REMOVAL FROM CASH FROM OPERATIONS (PER GAAP) TO CASH FROM INVESTING
2) INCLUDES ISSUANCES, REDEMPTIONS, AND CASH POSITION

E = ESTIMATE

We have deployed debt capacity to grow our regulated business



($ Billions)
Debt Capacity
2016 – 2018 Drivers
$20
$15
$10
$5
$0
In 2015, Bonus Depreciation tax benefits supported higher debt capacity
Key Drivers:
• PSE&G Cash from Ops
• Power Free Cash Flow (excluding Growth Capital)
• Sewaren 7 (completed)
• Keys Energy (completed)
• Bridgeport Harbor 5 (expected completion mid-2019)
~$2.0B - $2.5B
2015 YE Debt Capacity
PSEG Cash Generation & Other
Shareholder Dividend
PSE&G Capital Spend
Power Growth Capital Spend
2018 YE Debt Capacity

Solid credit metrics support additional debt capacity


Total (PSEG and Power)
Incremental Debt Capacity
$3.0
$2.0
$1.0
$0.0
($ Billions)
PSEG
Funds from Operations / Debt
Actual: ~ Low 20's
Minimum Threshold: ~High-teens
PSEG Credit Rating
BBB+/Baa1
Debt Capacity - Key Drivers:
Growing PSE&G Cash from Ops ↑
Meaningful Power Free Cash Flow ↑
Significant PSE&G Capital Spending ↓
Improving PSEG Risk Profile potentially lowers minimum threshold ↑
PSEG
Funds from Operations / Debt
Estimate: ~ 20%
Minimum Threshold: ~High-teens
2018
Average 2019E - 2021E
Incremental capacity invested in PSE&G would be matched with utility debt

PSEG deploys capital consistent with its longstanding commitment to sustainability and environmental stewardship

PSEG's response to climate change has led to several major investment programs:

Supporting development of solar generation in NJ and around the country:

Solar4All® and Solar Loans (PSE&G's portfolio)	258 MW_{DC}
Solar Source (PSEG Power's portfolio)	414 MW_{DC}

Transforming our fossil fleet to a cleaner, more efficient profile:

Power's Efficient CCGT Construction Program	1,800 MW

Increasing system resiliency against severe weather events:

Energy Strong I (2013 storm hardening)	$1.0 billion
Energy Strong II (Filed 2018 resiliency)	$2.5 billion

Moving customers towards using less energy, that is cleaner, highly reliable & connected:

Energy Efficiency I, II and III (2009—2018)	$0.4 billion
Clean Energy Future (Filed 2019)	$3.5 billion

"Climate change challenges us to think and act in new ways regarding how we use and provide energy ... an unmatched opportunity to grow the economy, promote innovation and create new jobs while protecting the planet for future generations."

Ralph Izzo, Forbes – September 2007

PSEG has controlled O&M with actions focused on continuous improvement



PSEG O&M Expense (1)
2014 – 2019E CAGR: (1.3%)
$2,500
$2,000
$1,500
$1,000
$500
$0
($ Millions)
2014
2015
2016
2017
2018
2019E
Power
Distribution
Transmission
Other

Cost control actions

- Continued focus on vendors to ensure maximum value
- Frequent organizational reviews to drive efficiency and cost optimization
- Managed pension and OPEB expense
- 'Best practices' teams focused on improving performance while managing costs
- Technology investments to improve productivity

(1) EXCLUDES NUCLEAR ARO, EARLY RETIREMENT AND GAIN ON SALE OF HUDSON / MERCER COAL PLANTS, IMPACTS FROM SANDY STORM RECOVERY COSTS AND CERTAIN REGULATORY BALANCE ACCOUNT AND PASS THROUGH ITEMS. INCLUDES NON-OPERATING PENSION AND OPEB AMOUNTS WHICH ARE REPORTED SEPARATELY AND NO LONGER SUBJECT TO CAPITALIZATION EFFECTIVE JANUARY 1, 2018 AS A RESULT OF NEW ACCOUNTING GUIDANCE. . E = ESTIMATE.

Strategic focus continues to deliver solid results



PSEG non-GAAP Operating Earnings per Share*
+4%**
2019E Guidance $3.15 – $3.35
$2.58
$2.76
$2.91
$2.90
$2.93
$3.12
2013 – 2018 CAGR ~4%
2013
2014
2015
2016
2017
2018
2019E

*SEE SLIDE A FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO NON-GAAP OPERATING EARNINGS.
**BASED ON THE MID-POINT OF 2019 NON-GAAP OPERATING EARNINGS GUIDANCE OF $3.15 TO $3.35 PER SHARE.
E= ESTIMATE.

Opportunity for consistent and sustainable dividend growth


Annual Dividend Per Share
(2014-2019E CAGR: 4.9%)
($/Share)
$2.40
$2.20
$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
$1.48
$1.56
$1.64
$1.72
$1.80
$1.88*
2014
2015
2016
2017
2018
2019E
PSE&G EPS
PSE&G 2019 Net Income Guidance Range

PSEG

*INDICATIVE ANNUAL 2019 PSEG COMMON DIVIDEND RATE PER SHARE. E=ESTIMATE.
NOTE: ALL FUTURE DECISIONS REGARDING DIVIDENDS ON THE COMMON STOCK ARE SUBJECT TO APPROVAL BY THE BOARD OF DIRECTORS.

PSEG Value Proposition

Operational Excellence
• Safe, Reliable Operations

Financial Strength
• Strong Balance Sheet

Disciplined Investment
• $12B -- $17B Capital Program through 2023

- PSE&G – Delivering on promise for rate base growth through disciplined investment, customer satisfaction and safety
- PSEG Power – Efficient, low-cost, clean fleet advantaged by asset diversity, fuel mix and location
- Focus on providing strong, sustainable returns of invested capital through operational excellence, regulatory and legislative mechanisms
- 112-year record of paying common dividends with opportunity for consistent, sustainable growth

PSEG Meeting Takeaways

Enhanced Stability, Risk Mitigated

Regulatory & Policy Focus De-risks/Presents Opportunities

- Settled distribution base rate case; next case not required before 2023
- ZEC award preserves nuclear and supports stable gross margin
- Power fleet efficiency & geographic diversity improved with new CCGTs
- Capacity market stability through May 2022

Regulated Growth Plan In Place, Added ZEC Revenue

Among Highest Regulated Growth Rates

- Rate Base CAGR at 7% - 9% (2019-2023) fueled by GSMP I and II, ES I and II, CEF filings, and transmission investment
- At Power, ZECs awarded to all 3 NJ nuclear plants
- NJ's Clean Energy Act has investable potential

Financial Strength

Financial Strength Remains Intact

- Stable credit metrics (FFO/Debt, credit ratings) enables accelerated return of excess deferred taxes and increases rate base
- Higher 54% equity ratio at PSE&G post rate case settlement
- Conclusion of Power's construction program will improve cash flow
- No new equity needed to finance 2019-2023 capital plan
- Dividend: 2019 indicative $0.08 increase to $1.88 per share

PSEG
APPENDIX

PSEG
We make things work for you.

PSEG's longer-term outlook is influenced by investment at PSE&G and Power's hedge position

Segment EPS Drivers

PSE&G

	2019E	2020E	2021E
Each $100 Million of Incremental Investment	$0.01	$0.01	$0.01
Each 1% Change in Sales			
Electric	$0.01	$0.01	$0.01
Gas	$0.01	$0.01	$0.01
Each 1% Change in O&M	$0.01	$0.01	$0.01
Each 20 basis point Change in Distribution ROE	$0.02	$0.02	$0.03
Each 20 basis point Change in Transmission ROE	$0.02	$0.02	$0.02

PSEG Power LLC

Sensitivities derived from typical annual market variability

	2019E	2020E	2021E
Each $0.75/mcf Change in Natural Gas	$0.03	$0.07	$0.18
Each $2/MWh Change in Spark Spread	$0.03	$0.07	$0.07
Each $5/MWh Change in Dark Spread	$0.01	$0.03	$0.04
Each 1% Change in Nuclear Capacity Factor	$0.01	$0.01	$0.01

POWER EARNINGS SENSITIVITIES UPDATED FOR DECEMBER 31, 2018 PRICE CURVES AND EPS IMPACT ASSUMES NORMAL MARKET COMMODITY CORRELATION AND DEMAND.
E=ESTIMATE

2019 PSEG EXECUTIVE PROFILES

PSEG

We make things work for you.



Ralph Izzo

CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

Ralph Izzo has been chairman and chief executive officer of Public Service Enterprise Group Incorporated (PSEG) since April 2007. He has been the company's president and chief operating officer and a member of the board of directors of PSEG since October 2006. Previously, Mr. Izzo was president and chief operating officer of Public Service Electric and Gas Company (PSE&G).

Since joining PSE&G in 1992, Mr. Izzo has held several executive positions within PSEG's family of companies, including PSE&G senior vice president – utility operations; PSE&G vice president – appliance service; PSEG vice president - corporate planning; and PSE&G vice president - electric ventures.

Mr. Izzo is a well-known leader within the utility industry, as well as the public policy arena. He is frequently asked to testify before Congress and speak to organizations on matters pertaining to national energy policy.

Mr. Izzo's career began as a research scientist at the Princeton Plasma Physics Laboratory, performing numerical simulations of fusion energy experiments. He has published or presented more than 35 papers on magnetohydrodynamic modeling. Mr. Izzo received his Bachelor of Science and Master of Science degrees in mechanical engineering and his Doctor of Philosophy degree in applied physics from Columbia University. He also received a Master of Business Administration degree, with a concentration in finance, from the Rutgers Graduate School of Management. He is listed in numerous editions of Who's Who and has been the recipient of several national fellowships and awards. Mr. Izzo has received honorary degrees from Montclair State University (Doctor of Science), the New Jersey Institute of Technology (Doctor of Science), Thomas Edison State University (Doctor of Humane Letters), Bloomfield College (Doctor of Humane Letters), Rutgers University (Doctor of Humane Letters) and Raritan Valley Community College (Associate of Science).

Mr. Izzo is the chair of the Nuclear Energy Institute (NEI). In addition, he is on the board of directors for the New Jersey Chamber of Commerce, the Edison Electric Institute (EEI), Nuclear Electric Insurance Limited (NEIL) and the New Jersey Performing Arts Center. He also is on the advisory board for the University of Pennsylvania's School of Engineering and Applied Sciences Mechanical Engineering and Applied Mechanics Department, a member of the Board of Trustees of the Peddie School and Princeton University's Andlinger Center for Energy and the Environment Advisory Council, as well as a member of the Visiting Committee for the Department of Nuclear Engineering at Massachusetts Institute of Technology and of the CEO Action for Diversity and Inclusion. Mr. Izzo is a former member of the Columbia University School of Engineering Board of Visitors. In addition, he is a former chair of the Rutgers University Board of Governors and the New Jersey Chamber of Commerce.



Tamara L. Linde

EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED, PUBLIC SERVICE ELECTRIC AND GAS COMPANY, PSEG POWER, PSEG SERVICES CORPORATION

Tamara Linde has been executive vice president and general counsel for Public Service Enterprise Group Incorporated (PSEG) since July 2014. She is also the executive vice president and general counsel of Public Service Electric and Gas Company (PSE&G), PSEG Power and PSEG Services Corporation.

As PSEG's chief legal officer, Ms. Linde has responsibility for all of the company's legal and regulatory functions, and has general supervisory responsibilities for the office of corporate secretary and corporate security. Ms. Linde is a member of PSEG's Executive Officer Group.

Previously Ms. Linde was vice president – regulatory, PSEG at which time she led the company's federal and state regulatory functions, as well as managed corporate, environmental and labor/employment practices within the company. Ms. Linde served as regulatory counsel on many of the company's most important initiatives in recent years.

Ms. Linde joined the law department of Public Service Electric and Gas Company (PSE&G), as an attorney in 1990 handling a variety of natural gas and electric regulatory and transactional matters. After holding several other legal positions at PSE&G she became general solicitor in 2000. In that position she was responsible for the regulatory affairs of the PSEG companies including electric, gas and nuclear matters.

She has had significant experience working on regulatory matters before various state and federal regulatory agencies on industry issues relating to electric transmission and distribution and energy markets.

Ms. Linde is a member of the bars of New Jersey, New York, District of Columbia and Texas. She currently serves on the Boards of the PSEG Foundation, the Community Foundation of New Jersey and Mater Dei Prep High School. In addition, Ms. Linde is a member of the General Counsel Steering Committee of the National Association of Corporate Directors (NACD) and the American Arbitration Association. She is past President of the Northeast Chapter of the Energy Bar Association and has served as chair of the Energy Bar Association Electricity Regulation and Compliance Committee. Ms. Linde received her Juris Doctorate from Seton Hall University School of Law and a bachelor's degree from Seton Hall University.



David M. Daly

PRESIDENT AND CHIEF OPERATING OFFICER

PUBLIC SERVICE ELECTRIC AND GAS COMPANY (PSE&G)

David M. Daly has been president and chief operating officer of Public Service Electric and Gas Company (PSE&G) since October 2017. PSE&G is New Jersey's oldest and largest regulated gas and electric delivery utility, serving approximately 2.4 million customers, nearly three-quarters of the state's population.

In addition, Mr. Daly is Chairman of the Board of PSEG Long Island, a New York subsidiary of Public Service Enterprise Group Incorporated (PSEG), which has been managing the electric transmission and distribution systems on Long Island and in the Rockaways since January 2014. PSEG Long Island serves 1.1 million customers. Prior to his current position, Mr. Daly served as president and chief operating officer of PSEG Long Island. He is a member of PSEG's Executive Officer Group.

Before his appointment to PSEG Long Island, Mr. Daly served as vice president - asset management and centralized services at PSE&G. Since joining PSE&G in 1983, Mr. Daly has held a variety of positions in utility operations and support services, including vice president of energy acquisition and technology, division manager - merger integration, director of utility operations services, director of corporate strategy, and general manager of transmission planning.

Earlier in his career, Mr. Daly held various first and second line supervisory positions in fossil generation plant operations, and served as a senior consultant at several industry consulting firms. He received his electrical engineering degree from the State University of New York Maritime College, and a Master of Business Administration degree from Rutgers University.

Mr. Daly serves on the boards of the American Gas Association, the New Jersey Utilities Association, Liberty Science Center and St. Vincent Academy.



Ralph A. LaRossa

PRESIDENT AND CHIEF OPERATING OFFICER

PSEG POWER

Ralph A. LaRossa was elected president and chief operating officer (COO) of PSEG's merchant generation business, PSEG Power, effective October 2017.

PSEG Power is a major, unregulated independent power producer in the U.S. with four main subsidiaries: PSEG Nuclear, PSEG Fossil, PSEG Energy Resources and Trade (ER&T) and PSEG Power Ventures.

PSEG Power operates one of the most balanced portfolios in the country, both in terms of fuel mix and market segment (base load units, load following units and peaking units). Its low-cost, load-following fleet is geographically well-positioned in competitive markets. Its approximately 11,500 megawatts represent a diverse fuel mix with different plant types.

Before being elected to his current position, Mr. LaRossa served as president and chief operating officer of Public Service Electric and Gas Company (PSE&G). In addition, Mr. LaRossa served as Chairman of the Board of PSEG Long Island. Previously he was vice president - electric delivery for PSE&G.

Mr. LaRossa joined PSE&G in 1985 as an associate engineer and advanced through a variety of management positions in the utility's gas and electric operations. In 1998, he received Gas Industry Magazine's Outstanding Manager of the Year Award.

He is a graduate of Stevens Institute of Technology and has completed the Harvard Business School's Program for Management Development.

Mr. LaRossa is Chairman of Choose New Jersey, Inc. and serves on its board of directors. In addition, he is a member of the board of directors for Montclair State University and is a past chair of the American Gas Association (AGA).



Daniel J. Cregg

EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED, PUBLIC SERVICE ELECTRIC AND GAS COMPANY, PSEG POWER LLC AND PSEG SERVICES CORPORATION

Daniel J. Cregg has been executive vice president and chief financial officer for Public Service Enterprise Group Incorporated (PSEG) and its subsidiaries since October 2015.

Mr. Cregg is responsible for all financial functions, including Internal Audit Services, Investor Relations and Corporate Development. Given the array of financial instruments which serve as the primary means of selling wholesale energy to customers, Mr. Cregg also has responsibility for the Risk Management function, which provides independent oversight of the PSEG Power trading organization. In addition to finance, Mr. Cregg is responsible for the Strategy and Planning function. He is a member of PSEG's Executive Officer Group.

Prior to his current position, Mr. Cregg was vice president – finance for Public Service Electric and Gas Company (PSE&G), a role he assumed in June 2013. In 2006, Mr. Cregg was named vice president – finance for PSEG Power. In that capacity and in previous financial roles for PSEG Power, Mr. Cregg held leadership positions related to financial reporting and forecasting, investor communications, financings, rating agency interactions, external reporting, cash forecasting, financial valuations, competitive intelligence, and fundamental market modeling, with critical responsibilities in PSEG Power's development and strategic planning activities.

Previously, Mr. Cregg was director of PSEG corporate development. He joined PSEG in 1991 with overall responsibility for tax planning, strategy and compliance for PSEG Energy Holdings, including domestic and international tax structuring work for PSEG Global and PSEG Resources.

Before joining PSEG, Mr. Cregg spent five years with the accounting and consulting firm of Deloitte and Touche, providing consulting services to a wide range of clients with an emphasis on the energy industry.

Mr. Cregg received his Master of Business Administration degree from the Wharton School of the University of Pennsylvania and his bachelor's degree in accounting from Lehigh University.

NJBIZ named Mr. Cregg 2018 CFO of the Year for public companies.

Reconciliation of Non-GAAP Operating Earnings

Public Service Enterprise Group Incorporated - Consolidated Operating Earnings (Non-GAAP) Reconciliation

Reconciling Items	Year Ended December 31,									
	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
	($ millions, Unaudited)									
Net Income	$ 1,438	$ 1,574	$ 887	$ 1,679	$ 1,518	$ 1,243	$ 1,275	$ 1,503	$ 1,564	$ 1,592
Discontinued Operations, net of tax	-	-	-	-	-	-	-	(96)	(7)	2
Income from Continuing Operations	$ 1,438	$ 1,574	$ 887	$ 1,679	$ 1,518	$ 1,243	$ 1,275	$ 1,407	$ 1,557	$ 1,594
(Gain) Loss on Nuclear Decommissioning Trust (NDT) Fund Related Activity, pre-tax[(a)] (PSEG Power)	144	(133)	(5)	(24)	(138)	(86)	(104)	(105)	(93)	(27)
(Gain) Loss on Mark-to-Market (MTM), pre-tax[(b)] (PSEG Power)	117	167	168	(157)	(111)	125	18	(181)	1	19
Storm O&M, net of insurance recoveries, pre-tax (PSEG Power)	-	-	-	(172)	27	54	66	-	-	-
Hudson/Mercer (Gain on Sale) / Early Retirement, pre-tax (PSEG Power)	(51)	975	669	-	-	-	-	-	-	-
Market Transition Charge Refund, pre-tax (PSE&G)	-	-	-	-	-	-	-	-	122	-
Lease Related Activity, pre-tax (PSEG Enterprise/Other)	8	77	147	-	-	-	(61)	268	-	25
Gain (Loss) on Asset Sales and Impairments (PSEG Enterprise/Other), pre-tax	-	-	-	-	-	-	-	(52)	-	-
Income Taxes related to Operating Earnings (non-GAAP) reconciling items, excluding Tax Reform[(c)]	(74)	(427)	(391)	150	104	(27)	42	52	(3)	(44)
Tax Reform	-	(745)	-	-	-	-	-	-	-	-
Operating Earnings (non-GAAP)	$ 1,582	$ 1,488	$ 1,475	$ 1,476	$ 1,400	$ 1,309	$ 1,236	$ 1,389	$ 1,584	$ 1,567
PSEG Fully Diluted Average Shares Outstanding (in millions)	507	507	508	508	508	508	507	507	507	507
	($ Per Share Impact - Diluted, Unaudited)									
Net Income	$ 2.83	$ 3.10	$ 1.75	$ 3.30	$ 2.99	$ 2.45	$ 2.51	$ 2.96	$ 3.08	$ 3.14
Discontinued Operations, net of tax	-	-	-	-	-	-	-	(0.19)	(0.01)	-
Income from Continuing Operations	$ 2.83	$ 3.10	$ 1.75	$ 3.30	$ 2.99	$ 2.45	$ 2.51	$ 2.77	$ 3.07	$ 3.14
(Gain) Loss on NDT Fund Related Activity, pre-tax[(a)] (PSEG Power)	0.28	(0.26)	(0.01)	(0.05)	(0.27)	(0.17)	(0.21)	(0.21)	(0.18)	(0.05)
(Gain) Loss on MTM, pre-tax[(b)] (PSEG Power)	0.23	0.33	0.33	(0.31)	(0.22)	0.25	0.04	(0.36)	-	0.04
Storm O&M, net of insurance recoveries, pre-tax (PSEG Power)	-	-	-	(0.34)	0.05	0.11	0.13	-	-	-
Hudson/Mercer (Gain on Sale) / Early Retirement, pre-tax (PSEG Power)	(0.10)	1.92	1.32	-	-	-	-	-	-	-
Market Transition Charge Refund, pre-tax (PSE&G)	-	-	-	-	-	-	-	-	0.24	-
Lease Related Activity, pre-tax (PSEG Enterprise/Other)	0.02	0.15	0.29	-	-	-	(0.12)	0.58	-	0.05
Gain (Loss) on Asset Sales and Impairments (PSEG Enterprise/Other), pre-tax	-	-	-	-	-	-	-	(0.11)	-	-
Income Taxes related to Operating Earnings (non-GAAP) reconciling items, excluding Tax Reform[(c)]	(0.14)	(0.84)	(0.78)	0.31	0.21	(0.06)	0.09	0.07	(0.01)	(0.09)
Tax Reform	-	(1.47)	-	-	-	-	-	-	-	-
Operating Earnings (non-GAAP)	$ 3.12	$ 2.93	$ 2.90	$ 2.91	$ 2.76	$ 2.58	$ 2.44	$ 2.74	$ 3.12	$ 3.09

(a) Effective January 1, 2018, unrealized gains (losses) on equity securities are recorded in Net Income instead of Other Comprehensive Income (Loss).

(b) Includes the financial impact from positions with forward delivery months.

(c) Income tax effect calculated at 28.11% statutory rate for 2018 and 40.85% statutory rate for prior years, except for NDT related activity which is calculated at the statutory rate plus a 20% tax on income (losses) from qualified NDT funds and lease related activity which is calculated at a combined leveraged lease effective tax rate. The 2009 amount also reflects a reduced interest reserve related to an IRS audit of certain lease investments.

PLEASE SEE PAGE 3 FOR AN EXPLANATION OF PSEG'S USE OF OPERATING EARNINGS AS A NON-GAAP FINANCIAL MEASURE AND HOW IT DIFFERS FROM NET INCOME.

Reconciliation of non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA for PSEG Power

PSEG Power LLC - Operating Earnings (Non-GAAP) Reconciliation

Reconciling Items	Year Ended December 31,									
	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
	($ millions, Unaudited)									
Net Income	$ 365	$ 479	$ 18	$ 856	$ 760	$ 644	$ 666	$ 1,109	$ 1,143	$ 1,189
Discontinued Operations, net of tax	-	-	-	-	-	-	-	(96)	(7)	2
Income from Continuing Operations	$ 365	$ 479	$ 18	$ 856	$ 760	$ 644	$ 666	$ 1,013	$ 1,136	$ 1,191
(Gain) Loss on NDT Fund Related Activity, pre-tax[(a)]	144	(133)	(5)	(24)	(138)	(86)	(104)	(105)	(93)	(27)
(Gain) Loss on MTM, pre-tax[(b)]	117	167	168	(157)	(111)	125	18	(181)	1	19
Storm O&M, net of insurance recoveries, pre-tax	-	-	-	(172)	27	54	66	-	-	-
Hudson/Mercer (Gain on Sale) / Early Retirement, pre-tax	(51)	975	669	-	-	-	-	-	-	-
Income Taxes related to Operating Earnings (non-GAAP) reconciling items, excluding Tax Reform[(c)]	(73)	(395)	(336)	150	104	(27)	17	129	47	10
Tax Reform	-	(588)	-	-	-	-	-	-	-	-
Operating Earnings (non-GAAP)	$ 502	$ 505	$ 514	$ 653	$ 642	$ 710	$ 663	$ 856	$ 1,091	$ 1,193

(a) Effective January 1, 2018, unrealized gains (losses) on equity securities are recorded in Net Income instead of Other Comprehensive Income (Loss).
(b) Includes the financial impact from positions with forward delivery months.
(c) Income tax effect calculated at 28.11% statutory rate for 2018 and 40.85% statutory rate for prior years, except for NDT related activity which is calculated at the statutory rate plus a 20% tax on income (losses) from qualified NDT funds.

PSEG Power LLC - Operating Earnings (Non-GAAP) and Adjusted EBITDA (non-GAAP) Reconciliation

Reconciling Items	Year Ended December 31,				
	2018	2017	2016	2015	2014
	($ millions, Unaudited)				
Net Income (Loss)	$ 365	$ 479	$ 18	$ 856	$ 760
(Gain) Loss on Nuclear Decommissioning Trust (NDT) Fund Related Activity, pre-tax[(a)]	144	(133)	(5)	(24)	(138)
(Gain) Loss on Mark-to-Market (MTM), pre-tax[(b)]	117	167	168	(157)	(111)
Storm O&M, net of insurance recoveries, pre-tax	-	-	-	(172)	27
Hudson/Mercer (Gain on Sale) / Early Retirement, pre-tax	(51)	975	669	-	-
Income Taxes related to Operating Earnings (non-GAAP) reconciling items, excluding Tax Reform[(c)]	(73)	(395)	(336)	150	104
Tax Reform	-	(588)	-	-	-
Operating Earnings (non-GAAP)	$ 502	$ 505	$ 514	$ 653	$ 642
Depreciation and Amortization, pre-tax [(d)]	346	333	329	301	291
Interest Expense, pre-tax [(d)] [(e)]	72	48	83	120	120
Income Taxes [(d)]	139	286	275	361	387
Adjusted EBITDA (non-GAAP)	$ 1,059	$ 1,172	$ 1,201	$ 1,435	$ 1,440

(a) Effective January 1, 2018, unrealized gains (losses) on equity securities are recorded in Net Income instead of Other Comprehensive Income (Loss).
(b) Includes the financial impact from positions with forward delivery months.
(c) Income tax effect calculated at 28.11% statutory rate for 2018 and 40.85% statutory rate for prior years, except for NDT related activity which is calculated at the statutory rate plus a 20% tax on income (losses) from qualified NDT funds.
(d) Excludes amounts related to Operating Earnings (non-GAAP) reconciling items.
(e) Net of capitalized interest.

PLEASE SEE PAGE 3 FOR AN EXPLANATION OF PSEG'S USE OF OPERATING EARNINGS AS A NON-GAAP FINANCIAL MEASURE AND HOW IT DIFFERS FROM NET INCOME.

Reconciliation of non-GAAP Operating Earnings for PSE&G and PSEG Enterprise/Other

PSEG Enterprise/Other - Operating Earnings (Non-GAAP) Reconciliation

Reconciling Items	Year Ended December 31,									
	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
	($ millions, Unaudited)									
Net Income (Loss)	$ 6	$ 122	$ (20)	$ 36	$ 33	$ (13)	$ 81	$ (127)	$ 62	$ 78
Lease Related Activity, pre-tax (PSEG Enterprise/Other)	8	77	147	-	-	-	(61)	268	-	25
Gain (Loss) on Asset Sales and Impairments (PSEG Enterprise/Other), pre-tax	-	-	-	-	-	-	-	(52)	-	-
Income Taxes related to Operating Earnings (non-GAAP) reconciling items, excluding Tax Reform[a]	(1)	(32)	(55)	-	-	-	25	(77)	-	(54)
Tax Reform	-	(147)	-	-	-	-	-	-	-	-
Operating Earnings (non-GAAP)	$ 13	$ 20	$ 72	$ 36	$ 33	$ (13)	$ 45	$ 12	$ 62	$ 49

(a) Income tax effect on lease related activity is calculated at a combined leveraged lease effective tax rate. The 2009 amount also reflects a reduced interest reserve related to an IRS audit of certain lease investments.

PSE&G Operating Earnings (Non-GAAP) Reconciliation

Reconciling Items	Year Ended December 31,									
	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
	($ millions, Unaudited)									
Net Income	$ 1,067	$ 973	$ 889	$ 787	$ 725	$ 612	$ 528	$ 521	$ 359	$ 325
Market Transition Charge Refund, pre-tax (PSE&G)	-	-	-	-	-	-	-	-	122	-
Income Taxes related to Operating Earnings (non-GAAP) reconciling items, excluding Tax Reform	-	-	-	-	-	-	-	-	(50)	-
Tax Reform	-	(10)	-	-	-	-	-	-	-	-
Operating Earnings (non-GAAP)	$ 1,067	$ 963	$ 889	$ 787	$ 725	$ 612	$ 528	$ 521	$ 431	$ 325